PURCHASE AND SALE AGREEMENT (FLORISSANT MARKETPLACE) THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is dated as of September 20, 2018 (the “Effective Date”), by and between TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Seller”), and POLIMENI INTERNATIONAL LLC, a New York limited liability company (“Buyer”). Recitals A. Buyer desires to acquire the Property from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Parties hereby agree as follows: 1. Definitions. Capitalized terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto. 2. Agreement to Purchase and Sell. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller. 3. Consideration. Seller and Buyer agree that the total Consideration for the Property shall be Sixteen Million Five Hundred Seventy-Five Thousand and No/100ths Dollars ($16,575,000.00). (a) Deposit; Balance of Consideration. The Consideration shall comprise the following components: (i) Initial Earnest Money Deposit; Remaining Earnest Money Deposit. Within two (2) Business Days after the Effective Date, Buyer shall deposit the Initial Earnest Money Deposit in escrow with the Title Company. If Buyer notifies Seller in writing on or before the end of the Due Diligence Period of Buyer’s election to proceed to close pursuant to the terms hereof, Buyer shall deposit the Remaining Earnest Money Deposit with the Title Company within two (2) Business Days after the Approval Date. At Buyer’s request made to the Title Company the Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the account of Buyer. In the event the transaction contemplated hereby is consummated, the Earnest Money plus interest accrued thereon while held by the Title Company shall be credited against Buyer’s payment obligations under this Agreement. (ii) Cash. Immediately available funds, in an amount equal to the Consideration, less the Earnest Money and the Non-Refundable Payment. Purchase and Sale Agreement Page 1 of 36 963039.6

(b) Non-Refundable Payment. [Intentionally deleted] (c) No Financing Contingency. Buyer acknowledges and agrees that the acquisition of the Property by Buyer is not conditioned upon Buyer obtaining financing for all or any portion of the Consideration, and Seller shall have no obligation to cooperate in or accommodate requests of Buyer related to Buyer’s financing. Notwithstanding the foregoing sentence, if and to the extent Seller cooperates with Buyer or accommodates any request of Buyer related to its financing, Seller’s cooperation in or accommodation of Buyer’s requests relating to its financing does not create or imply that Buyer’s financing or any component thereof is a Buyer Closing Condition, and Buyer expressly waives the right to assert any such condition. In addition, and without limiting the foregoing, no cooperation or accommodation on the part of Seller with Buyer’s requests relating to its financing, or any action taken with respect thereto, shall constitute a waiver by Seller of the terms of this Agreement or a modification of the terms of this Agreement. 4. Buyer’s Due Diligence. As more fully provided below, Seller agrees to assist and cooperate with Buyer in obtaining access to the Property and certain documents relating thereto for purposes of inspection and due diligence. (a) Physical Inspection of the Property. At any time(s) reasonably requested by Buyer following the Effective Date and prior to Closing, Seller shall afford Buyer and its authorized representatives reasonable access to the Property for purposes of satisfying Buyer with respect to the suitability of the Property for Buyer’s purposes, the representations, warranties and covenants of Seller contained herein and the satisfaction of any conditions precedent to the Closing; provided, however, that Buyer shall not disturb or interfere with the rights of any Tenant. Buyer shall provide Seller with notice on a Business Day not less than twenty-four (24) hours prior to any such inspections, and Seller, at its election, shall have the right to have a representative present during any such investigations. Seller shall have the right at all times to have a representative of Seller accompany any of Buyer or Buyer’s Agents while such persons are on the Property. Buyer may conduct Tenant interviews, provided Buyer has given Seller notice on a Business Day not less than twenty-four (24) hours prior to any such interview, and provided further that Seller shall have the right to be present at all such interviews. Notices to Seller pursuant to this Section 4(a) may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-581-7606), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other response indicating delivery failure or Mr. Shapiro’s unavailability is generated). (b) Physical Testing. Buyer shall not conduct or allow any Physical Testing without Seller’s prior written consent, which consent may be withheld at Seller’s sole and absolute discretion. Buyer shall provide Seller with notice not less than five (5) Business Days prior to the commencement of any Physical Testing, and if approved by Seller, Seller shall have the right to have its own consultant present for any such work. Buyer acknowledges and agrees that Seller’s review of Buyer’s work plan is solely for the purpose of protecting Seller’s interests, and shall not be deemed to create any liability of any kind on the part of Seller in connection with such review that, for example, the work plan is adequate or Purchase and Sale Agreement Page 2 of 36 963039.6

appropriate for any purpose or complies with applicable legal requirements. All Physical Testing and all other work and investigations shall be performed in compliance with all local, state and federal laws, rules and regulations, including, without limitation, any and all permits required thereunder, all of which shall be at the sole cost and expense of Buyer. (c) Damage; Indemnity. Notwithstanding anything in this Agreement to the contrary, any entry upon, inspection, or investigation of the Property by Buyer or Buyer’s Agents, whether performed before or after the Effective Date, shall be performed at the sole risk and expense of Buyer, and Buyer shall be solely and absolutely responsible for the acts or omissions of Buyer and any of Buyer’s Agents. Furthermore, Buyer shall protect, indemnify, defend and hold Seller, and its successors, assigns, and affiliates harmless from and against any and all losses, damages (whether general, consequential, punitive or otherwise), liabilities, claims, causes of action, judgments, costs and legal or other expenses (including, but not limited to, reasonable attorneys’ fees and costs) (collectively, “Access Claims”) suffered or incurred by any or all of such indemnified Parties to the extent resulting from (i) any act or omission of Buyer or Buyer’s Agents in connection with entry upon the Property by Buyer or Buyer’s Agents, or the activities, studies or investigations conducted at, to or on the Property by Buyer or Buyer’s Agents, or (ii) any breach on the part of Buyer of its obligations under this Section 4. If, at any time prior to Closing, Buyer or Buyer’s Agents cause any damage to the Property, Buyer shall, at its sole expense, promptly restore the Property to substantially the same condition as existed immediately prior to the occurrence of such damage, as reasonably determined by Seller. Buyer’s obligation to indemnify, defend and hold Seller harmless shall not apply to matters to the extent arising or resulting from (i) the mere discovery by Buyer of any pre-existing defects in the Property (except to the extent Buyer or Buyer’s Agents exacerbate any such pre- existing condition or such discovery is made in violation of the terms of this Agreement pertaining to Physical Testing); or (ii) the discovery by Buyer of any Hazardous Materials within, on or adjacent to the Property that were not released or deposited by Buyer or any of Buyer’s Agents (except to the extent that Buyer or Buyer’s Agents exacerbate the scope or effect of, or cause additional or further release of, any such Hazardous Materials, or such discovery is made in violation of the terms of this Agreement pertaining to Physical Testing). Buyer’s obligations under this Section 4 shall survive the termination of this Agreement or the Closing, as the case may be, notwithstanding any other provisions herein to the contrary, and shall not be limited by the terms of Section 14(c). Buyer shall, at all times, keep the Property free and clear of any mechanics’, materialmen’s or design professional’s claims or liens arising out of or relating to Buyer’s or Buyer’s Agents’ investigations of the Property, whether occurring before or after the Effective Date. (d) Liability Insurance. Prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall provide Seller written evidence that Buyer has procured comprehensive general liability insurance specific to the Property (or with the requisite limits dedicated to the Property) on an “occurrence” form policy covering (at a minimum) (i) the activities of Buyer and Buyer’s Agents on the Property during the period from the Effective Date through the Closing Date; and (ii) Buyer’s indemnity obligation under this Agreement. Such policy shall provide for a combined single limit in the minimum amount of $2,000,000, be issued by a company authorized to do business in the State in which the Purchase and Sale Agreement Page 3 of 36 963039.6

Property is located and have a deductible not to exceed $10,000. Seller shall be named as an additional insured under all such liability insurance and Buyer shall deliver to Seller a copy of the insurer’s endorsements which name Seller as an additional insured and provide for contractual liability coverage, prior to any entry onto the Property by Buyer or Buyer’s Agents. In addition, and prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall deliver to Seller ACORD certificates evidencing that the insurance required under this section is in full force and effect. (e) Delivery of Documents and Records. To the extent not previously delivered, Seller shall deliver the Due Diligence Materials to Buyer within two (2) Business Days after the Effective Date. Except as specifically set forth herein, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information supplied to Buyer in connection with Buyer’s inspection of the Property (e.g., that such materials are complete, accurate, or the final version thereof, or that all such materials are in the Seller’s possession). It is the Parties’ express understanding and agreement that such materials are provided only for Buyer’s convenience in making its own examination and determination prior to the Approval Date, as to whether or not it wishes to purchase the Property, and, in doing so, Buyer shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and, except as expressly set forth herein, not on any materials supplied by Seller. Buyer expressly disclaims any intent to rely on any such materials provided to it by Seller in connection with its own inspections and agrees that it shall rely solely on its own independently developed or verified information. Buyer agrees that delivery may be accomplished by access to the Due Diligence Materials in an electronic data room established by Seller or Seller’s Broker. (f) Contacts with Property Managers. At any time reasonably requested by Buyer following the Effective Date and prior to Closing, Buyer may contact and interview the property manager/leasing agent(s) for the Property on a Business Day, provided Buyer shall give Seller written notice on a Business Day not less than forty-eight (48) hours in advance of the time Buyer desires to conduct such interview, and Seller or its representative may be present during such interview. Notices to Seller pursuant to this subsection may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-581- 7606), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other response indicating delivery failure or Mr. Shapiro’s unavailability is generated). (g) Service Contracts. On or prior to the Approval Date, Buyer shall notify Seller in writing which, if any, Service Contracts Buyer elects to assume at Closing. All other Service Contracts to which Seller is a party shall be terminated by Seller at or before the Closing. Any such assumed Service Contracts shall be added to Schedule 3 attached hereto. Buyer shall be responsible for any transfer or assignment fee charged by the vendor in connection with such assumption by Buyer. (h) Approval of Title. Within five (5) days after the Effective Date, Seller shall request that the Title Company deliver to Buyer a Preliminary Title Report with links to or Purchase and Sale Agreement Page 4 of 36 963039.6

copies of any underlying exceptions or documents referenced therein. No later than ten (10) days prior to the end of the Due Diligence Period, Buyer shall advise Seller what exceptions to title, if any, will be accepted by Buyer. Seller shall have three (3) Business Days after receipt of Buyer’s objections to give to Buyer: (A) written notice that Seller will remove such objectionable exceptions on or before the Closing Date; or (B) written notice that Seller elects not to cause such exceptions to be removed. Seller’s failure to give notice to Buyer within the three (3) Business Day period shall be deemed to be Seller’s election not to cause such exceptions to be removed. If Seller gives Buyer notice or is otherwise deemed to have elected to proceed under clause (B), Buyer shall have until the end of the Due Diligence Period, to elect to proceed with the transaction or terminate this Agreement. If Buyer fails to give Seller notice of its election on or before the expiration of such period, Buyer shall be deemed to have elected to terminate this Agreement. If Seller gives notice pursuant to clause (A) and fails to remove any such objectionable exceptions from title prior to the Closing Date, and Buyer is unwilling to take title subject thereto, Buyer shall have the right to elect to terminate this Agreement and Section 14(a) shall apply. Notwithstanding the foregoing, Buyer shall be deemed to have objected to any lien encumbering the Property that secures the payment of money, such as mechanics’ liens, materialmen’s liens and judgment liens, and the liens of deeds of trust and mortgages (collectively, “Monetary Liens”), unless Buyer otherwise notifies Seller in writing. Monetary Liens shall not include non-delinquent assessments or bond amounts encumbering the Property and reflected in the tax bills for the Property, non-delinquent property taxes or assessments, or non-delinquent dues, costs or assessments under declarations, reciprocal easements, or other covenants, conditions or restrictions to which the Property is subject. Seller hereby agrees to remove at or before the Closing and shall cause the Property to be delivered free and clear of, Monetary Liens caused by Seller, subject in the case of the lien in favor of the Existing Lender, the satisfaction of the Buyer Closing Condition and Seller Closing Condition premised on the Existing Lender’s consent to the release of the Property from the lien. Buyer agrees that “removal” of an exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such exception. (i) New Exceptions. In the event the Title Company notifies Buyer of any New Exceptions to title after the Approval Date, Buyer shall have five (5) Business Days in which to notify Seller of its approval or disapproval of such New Exception. Failure to deliver notice of approval of such New Exception shall be deemed disapproval of the New Exception. If Buyer disapproves such New Exception, Seller shall notify Buyer within two (2) Business Days thereafter whether or not Seller can or will cause the removal of such New Exception. Failure to deliver such notice by Seller shall be deemed Seller’s refusal to cause the removal of such New Exception. If Seller is unwilling or unable to cause the removal of such New Exception, Buyer shall have the right within two (2) Business Days thereafter in which to waive such objection to title and proceed to Closing, or terminate this Agreement, in which case Section 14(a) shall apply. Failure by Buyer to deliver notice of waiver shall be deemed Buyer's objection to title and election to terminate this Agreement. Buyer agrees that “removal” of a New Exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such New Exception. Purchase and Sale Agreement Page 5 of 36 963039.6

(j) Survey. As part of the Due Diligence Materials, Seller shall provide Buyer with a copy of an ALTA/NSPS survey of the Property (the “Survey”). If Buyer elects ALTA extended coverage title insurance, with survey coverage, Buyer shall have the right, at its cost, to update, modify, amend or re-certify the Survey as necessary in order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Buyer’s objectives. Seller will consent to the use and update of such Survey by Buyer, at Buyer’s cost. Buyer shall have the right to object to any matters shown in the Survey no later than six (6) days prior to the end of the Due Diligence Period in accordance with Section 4(h). Buyer’s receipt of a new or updated Survey shall not be a condition precedent to Buyer’s obligation to close the escrow. (k) Title Commitment during Due Diligence Period. Buyer shall use diligent, good faith efforts to obtain from the Title Company no later than the end of the Due Diligence Period, such assurances and commitments as to policy form, coverage and endorsements as Buyer may request for the Title Policy. Delivery of the Approval Notice to Seller prior to the end of the Due Diligence Period shall constitute Buyer’s approval of matters affecting title to the Property, including any such matters as are shown on the Survey, subject to Buyer’s rights under Section 4(h) and any New Exceptions. Buyer may elect to obtain an owner’s ALTA extended coverage title insurance policy, and such endorsements as Buyer may require, at Buyer’s cost. Seller shall execute and deliver to the Title Company the form of owner’s title affidavit set forth in Exhibit H to this Agreement, with such additions as may be reasonably requested by the Title Company in order to issue an ALTA extended coverage title policy to Buyer. Buyer agrees that the assurances given in such affidavit may be relied on solely by the Title Company in connection with the issuance of title policies to Buyer and any lender to Buyer, and does not constitute or contain representations, warranties or statements on which Buyer or such lender may rely. Without limiting the foregoing, neither Buyer nor any lender to Buyer shall be an express or implied third party beneficiary of such affidavit. It shall be a condition to Buyer’s obligation to close the Escrow that the Title Company not be unwilling or unable to deliver to Buyer as of the Closing its irrevocable commitment to issue to Buyer its Title Policy consistent in all material respects with the commitment, if any, made by the Title Company as of the Approval Date, subject to New Exceptions approved by Buyer. For the avoidance of doubt, and without limiting the foregoing, if, as of the delivery of the Approval Notice, Buyer is negotiating with the Title Company as to the terms, coverage or endorsements to the Title Policy, it shall not be a condition to Buyer’s obligation to close Escrow that the Title Company agree to such requests by Buyer or provide the coverage or assurances sought by Buyer. If, prior to the Approval Date, Buyer fails to obtain a commitment from the Title Company generally or as to any particular exception or term of the Title Policy sought by Buyer, Buyer shall be deemed, as of the Approval Date, to have waived objections to such matters (notwithstanding any further efforts to address such issues with the Title Company, and notwithstanding any agreement by Seller to cooperate with Buyer or the Title Company in addressing such matters) and approved all exceptions to title other than Monetary Liens and subsequent New Exceptions. (l) Buyer’s Right to Terminate. At any time up to the Approval Date, Buyer has the unqualified right to terminate this Agreement and obtain a full refund of the Earnest Money Purchase and Sale Agreement Page 6 of 36 963039.6

(and any interest thereon), subject to Buyer’s obligations to return Due Diligence Materials to Seller as provided in the Section entitled “Conditions to Closing.” On or before the end of the Due Diligence Period, if Buyer is satisfied with its due diligence review of the Property and matters affecting the Property and wishes to proceed with the acquisition of the Property under this Agreement, Buyer shall give the Seller written notice of its approval of the Property and election to proceed under this Agreement (the “Approval Notice”). If Buyer fails to deliver an Approval Notice to Seller on or before the end of the Due Diligence Period, Buyer shall be deemed to have elected to terminate this Agreement, the Agreement shall automatically terminate as of the end of the Due Diligence Period, and Buyer’s Earnest Money (and any interest thereon) shall immediately be returned to Buyer. If Buyer timely delivers its Approval Notice and Remaining Earnest Money Deposit to Seller, the Earnest Money shall become non-refundable to Buyer except as specifically set forth herein. 5. Conditions to Closing. (a) Buyer Closing Conditions. The conditions set forth in this Section 5(a) are conditions precedent to Buyer’s obligation to acquire the Property (“Buyer Closing Conditions”). The Buyer Closing Conditions are intended solely for the benefit of Buyer. If any of the Buyer Closing Conditions is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer Closing Condition and proceed with the acquisition of the Property without adjustment to the Consideration or terminate this Agreement by written notice to Seller and the Title Company. (i) Representations and Warranties; Performance. The representations and warranties of the Seller contained in Addendum II and not expressly limited to the Effective Date shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Seller shall have timely performed all obligations and covenants of Seller under this Agreement requiring performance prior to the Closing. (ii) Title Company Commitment. The Title Company (i) shall not have withdrawn or modified in any material respect its commitment made as of the Approval Date (if any), to issue the Title Policy as of the Closing, subject to New Exceptions approved by Buyer, and (ii) shall have committed to issue the Title Policy as of the Closing without exception for the lien of the Existing Lender. (iii) Tenant Estoppels. Seller shall have delivered to Buyer the Tenant Estoppels from the Required Tenants and all other, remaining Tenants (or, as to such other, remaining Tenants, Seller Estoppels), on or before three (3) Business Days prior to the Closing Date, as required under Section 8 hereunder. (b) Seller Closing Conditions. The conditions set forth in this Section 5(b) are conditions precedent to Seller’s obligation to sell the Property (“Seller Closing Conditions”). The Seller Closing Conditions are intended solely for the benefit of Seller. If any of the Seller Closing Conditions is not satisfied, Seller shall have the right in its sole Purchase and Sale Agreement Page 7 of 36 963039.6 discretion either to waive the Seller Closing Condition and proceed with the transaction or terminate this Agreement by written notice to Buyer and the Title Company. (i) Lender Consent and Agreement. [Intentionally deleted] (ii) Representations and Warranties; Performance. The representations and warranties of Buyer contained herein shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Buyer shall have timely performed all covenants and obligations of Buyer under this Agreement requiring performance prior to the Closing. (c) Deemed Approval of Conditions. In the event that any Party having the right of cancellation hereunder based on failure of a condition precedent set forth herein does not inform the other Party and Title Company in writing of the failure of any condition precedent made for the benefit of such Party prior to the Closing, such failure shall be deemed to have been waived, effective as of the Closing; provided that a Party shall not be deemed to have waived any claim for breach of any representation or warranty by the other Party unless such Party has Actual Knowledge of such breach prior to Closing, in which case such Party shall be deemed to have waived any claim for breach of any representation or warranty of the other Party premised on the event, occurrence or circumstance of which such Party had Actual Knowledge prior to the Closing. (d) Return of Materials. Upon termination of this Agreement and the escrow for failure of a condition precedent or upon termination by Buyer prior to the end of the Due Diligence Period, and upon Seller’s written request, Buyer shall return to Seller or otherwise delete or destroy all Due Diligence Materials delivered to Buyer by Seller. 6. Closing and Escrow. (a) Closing. The Closing shall occur through the Title Company on the Closing Date. (b) Deposit of Agreement and Escrow Instructions. The Parties shall promptly deposit a fully executed copy of this Agreement with Title Company and this Agreement shall serve as escrow instructions to Title Company for consummation of the transactions contemplated hereby. Title Company is not a party to this Agreement and its execution and acknowledgement of this Agreement is solely for the purpose of acknowledging receipt of a copy of this Agreement, and is not a condition to the effectiveness of this Agreement as between Buyer and Seller. The Parties agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless such supplementary instructions are signed by both Buyer and Seller and a contrary intent is expressly indicated in such supplementary instructions. Seller and Buyer hereby designate Title Company as the “reporting person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder. Purchase and Sale Agreement Page 8 of 36 963039.6

(c) Seller’s Deliveries to Escrow. At or before the Closing, Seller shall deliver to the Title Company, in escrow, the following: (i) the duly executed and acknowledged Deed; (ii) a duly executed Assignment of Leases; (iii) a duly executed Bill of Sale; (iv) a duly executed Assignment of Service Contracts and Warranties; (v) a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986, and on which Buyer is entitled to rely, that Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code, and any equivalents required by the state in which the Property is located; (vi) the Title Affidavit; and (vii) any other instruments, records or correspondence called for hereunder which have not previously been delivered. (d) Seller’s Deliveries to Buyer. (i) Deliveries at Closing. At or before the Closing, Seller shall deliver to Buyer the following: a) operating statements for that portion of the current year ending at the end of the calendar month preceding the month in which the Closing Date occurs, provided, however, that if the Closing occurs during the first fifteen days of a month, the operating statement shall be updated to the end of the calendar month that is two months prior to the Closing; b) a Rent Roll dated as of the first day of the month in which the Closing Date occurs; c) subject to Seller’s obligations in Section 8, duly executed original Tenant Estoppels or Seller Estoppels, to the extent required hereunder; d) one original form notice to each Tenant, informing it of this transaction; and e) all keys, combinations and electronic passwords to the Property. (ii) Deliveries After Closing. Promptly after closing, Seller shall deliver to Buyer the following, to the extent they have not already been delivered: a) originals of the Leases, to the extent available; Purchase and Sale Agreement Page 9 of 36 963039.6

b) copies of all existing plans and specifications in Seller’s possession relating to the Property, and copies of Seller’s Tenant files; and c) any other instruments, records or correspondence called for hereunder which have not previously been delivered, to the extent available. (e) Buyer’s Deliveries to Escrow. At or before the Closing, Buyer shall deliver or cause to be delivered in escrow to the Title Company the following: (i) a duly executed Assignment of Leases; (ii) a duly executed Assignment of Service Contracts and Warranties; and (iii) the Cash. (f) Deposit of Other Instruments. Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. 7. Closing Adjustments and Prorations. With respect to the Property, the following adjustments shall be made, and the following procedures shall be followed: (a) Basis of Prorations. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year. (b) Items Not to be Prorated. There shall be no prorations or adjustments of any kind with respect to: (i) Insurance Premiums. Buyer shall be responsible to obtain insurance covering such risks as Buyer deems necessary or appropriate, commencing as of the Closing Date. (ii) Delinquent Rents for Full Months Prior to the Month in which the Closing Occurred. Delinquent rents for full months prior to the month in which the Closing occurred shall remain the property of Seller, and Buyer shall have no claim thereto, whether collected before or after the Closing. Seller shall have the right to take collection measures against any delinquent Tenant (including litigation), however Seller shall not seek any remedy which would interfere with Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. In the event that Buyer collects any delinquent rents relating to any period before the Closing Date, Buyer shall promptly pay such amounts over to Seller in accordance with the procedures set forth in subsection (d) below. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Purchase and Sale Agreement Page 10 of 36 963039.6

Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date (iii) Additional Rents Relating to Full or Partial Months Prior to the Closing Date. If Additional Rents relating to full or partial months prior to the Closing Date are not finally adjusted between Seller and any Tenant until after the Closing Date, then any refund to which any Tenant may be entitled shall be the obligation of Seller, and any additional amounts due from any Tenant for such period shall be the property of Seller. Buyer shall have no obligation with respect to any such refund due to any Tenant and no claim to any such amounts due from any Tenant, except that Buyer shall promptly pay to Seller any such delinquent Additional Rent amounts as it actually collects, in accordance with the procedures set forth in subsection (d) below. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which would interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. If Seller receives any refund of expenses paid prior to the Closing and relating to a period prior to the Closing, and such expenses were reimbursed in whole or in part by any Tenant, Seller shall refund to each Tenant its share of any such refund. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date. (c) Closing Adjustments. Prior to Closing, Seller shall prepare and deliver to Buyer for review, comment and agreement, a proration statement for the Property, and each Party shall be credited or charged at the Closing, in accordance with the following: (i) Rents and Additional Rents. Seller shall account to Buyer for any Rents and Additional Rents actually collected by Seller for the rental period in which the Closing occurs, and Buyer shall be credited for its pro rata share. (ii) Expenses. a) Prepaid Expenses. To the extent Expenses have been paid prior to the Closing Date for the rental period in which the Closing occurs, Seller shall account to Buyer for such prepaid Expenses, and Seller shall be credited for the amount of such prepaid Expenses applicable to the period after the Closing Date. b) Unpaid Expenses. To the extent Expenses relating to the rental period in which the Closing occurs are unpaid as of the Closing Date but are ascertainable, Buyer shall be credited for Seller’s pro rata share of such Expenses for the period prior to the Closing Date. Purchase and Sale Agreement Page 11 of 36 963039.6

c) Property Taxes. For purposes of this subsection entitled “Expenses,” and subject to the limitations described in this subsection, the Title Company shall pro-rate real property taxes and any special assessments (collectively, “Property Taxes”) based on the most recent available tax bills. Property Taxes shall be subject to a post-Closing adjustment once the actual tax bills are available (to the extent that the same are not available at Closing for the period in which the Closing occurs); provided, however, that Buyer shall be solely responsible for any increased taxes resulting from the change in ownership of the Property from Seller to Buyer or resulting from an increased tax levy based upon the Consideration paid hereunder. Notwithstanding the foregoing, to the extent any Tenant is obligated to pay a tax bill directly to the taxing authority, the amounts payable by such Tenant shall not be prorated at Closing. If Seller has paid the Property Taxes payable by any such Tenant, but Seller has not been reimbursed by such Tenant, Buyer shall credit Seller at Closing for the amount paid by Seller, and Buyer shall thereafter have the right to collect those Property Taxes directly from such Tenant after the Closing. (iii) Security Deposits. Seller shall deliver to Buyer all prepaid rents, security deposits, letters of credit and other collateral actually held by Seller or any of its Affiliates under any of the Leases, to the extent not applied by Seller to amounts owing by a Tenant as permitted by the Leases prior to the Closing Date. (iv) Utilities. Seller shall pay all water, sewer and utility charges through the date of Closing. (d) Post-Closing Adjustments. After the Closing Date, Seller and Buyer shall make post-Closing adjustments in accordance with the following: (i) Non-delinquent Rents. If either Buyer or Seller collects any non- delinquent Rents or Additional Rents applicable to the month in which the Closing occurred, such Rents or Additional Rents shall be prorated as of the Closing Date and paid to the Party entitled thereto within ten (10) days after receipt. (ii) Delinquent Rents for month in which the Closing occurred. If either Buyer or Seller collects any Rents or Additional Rents that were delinquent as of the Closing Date and that relate to the rental period in which the Closing occurred, then such Rents or Additional Rents shall be applied in the following order of priority: first, to reimburse Buyer or Seller for all reasonable out-of-pocket, third- party collection costs actually incurred by Buyer or Seller in collecting such Rents or Additional Rents (including the portion thereof relating to the period after the Closing Date); second, to satisfy such Tenant’s Rent or Additional Rent obligations relating to the period after the Closing Date; and third, to satisfy such delinquent Rent or Additional Rent obligations relating to the period prior to the Closing Date. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which Purchase and Sale Agreement Page 12 of 36 963039.6 would interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date. (iii) Percentage Rents. To the extent that Buyer receives any Percentage Rents after the Closing Date that are applicable to the period of time before the Closing Date (including any such amounts received after any cut-off date for prorated rents set forth in this Section 7), Buyer shall render an accounting to Seller with respect to such Percentage Rents and such Percentage Rents shall be applied in the following order of priority: (i) first to Buyer for the period covered by such Percentage Rents following the calendar month in which the Closing occurred until the Tenant under its Lease is current with respect to all Percentage Rents applicable to periods after the Closing Date, and all expenses reasonably incurred by Buyer collecting such rents, (ii) then to Seller and Buyer for the calendar month in which the Closing occurred with such rents and other similar payments being prorated in the same manner as otherwise provided in this Section 7 at Closing and on the Closing Statement, and (iii) then to Seller for the period prior to the month in which the Closing occurred. If Percentage Rents are based on other than a month-to- month basis (e.g., on a quarterly or annual basis), Percentage Rents collected by Buyer after the Closing Date and applicable to the period of time before the Closing Date shall be prorated as of the Closing Date based on the number of days in such period for which such Percentage Rents are paid. (iv) Expenses. With respect to any invoice received by Buyer or Seller after the Closing Date for Expenses that relate to the period in which the Closing occurred and for which a proration was not made at the Closing pursuant to the proration statement delivered to Buyer by Seller prior to the Closing, the Party receiving such invoice shall give the other Party written notice of such invoice, and the other Party shall have thirty (30) days to review and approve the accuracy of any such invoice. If the Parties agree that the invoice is accurate and should be paid, Seller shall compute Seller’s pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and check to Buyer, in which case Buyer agrees that it will pay for its share and forward the invoice and the two payments to the vendor. (v) Payment of 2018 Expenses by Tenants; True Up. To the extent that Seller has actually collected any portion of Expenses from Tenants under the Leases as Additional Rents for calendar year 2018, Seller may retain all such Additional Rents in amounts not to exceed such Tenants’ share of Expenses actually paid, as determined by the 2018 Stub Reconciliation (defined below). Within sixty (60) days after the Closing, Seller shall prepare and deliver to Buyer a reconciliation Expense statement for the period from and after January 1, 2018, to but not including the Closing Date (the “2018 Stub Reconciliation”). If the 2018 Stub Purchase and Sale Agreement Page 13 of 36 963039.6

Reconciliation evidences that Seller under-collected Expenses from Tenants for such period, Buyer shall pay such amounts to Seller within thirty (30) days after delivery of the 2018 Stub Reconciliation, and Buyer shall be responsible to collect such amounts from Tenants. If the 2018 Stub Reconciliation evidences that Seller has over-collected Additional Rent from Tenants for such period and Buyer did not receive a credit at Closing for the Expenses to which such Additional Rents applies, Seller shall pay such over-collected amounts to Buyer within thirty (30) days after delivery of the 2018 Stub Reconciliation, and Buyer shall thereafter be responsible for making reimbursement to the Tenants or applying the same to Expenses in accordance with the Leases. The 2018 Stub Reconciliation shall be final and binding on the parties as to 2018 Additional Rent and shall not be subject to modification or adjustment based on subsequent or later reconciliations prepared by Buyer or required under the Leases. (vi) Survival of Obligations. The obligations of Seller and Buyer under the Subsection entitled “Post-Closing Adjustments” shall survive the Closing for a period of six (6) months from the Closing Date, at which point all such adjustments shall be made in a final accounting and all prorations hereunder shall be deemed final for all purposes; provided, however, the final true-up of 2018 Expenses shall be based on the 2018 Stub Reconciliation. (e) Allocation of Closing Costs. Closing costs shall be allocated as set forth below: (i) Escrow charges: 50% to Buyer and 50% to Seller. (ii) Recording fees for Deed: 100% to Buyer. (iii) Title insurance premium for the Title Policy: 100% to Seller for the premium for standard owner’s coverage in the amount of the Purchase Price, provided such premium is commercially reasonable and competitive with premiums charged to Title Company’s national, commercial customers. Buyer shall be responsible for any amount in excess of such “valued customer” premium charge. Buyer shall be solely responsible for the cost of survey and extended coverage and all endorsements other than endorsements obtained by Seller to remove exceptions Seller agrees to remove, which shall be at Seller’s cost. (iv) Transfer taxes or deed taxes: 100% to Seller. (v) Survey costs: 100% to Seller for the initial Survey; 100% to Buyer for updates, modifications and certification. (vi) Attorneys’ Fees: Each party to pay its own fees. (vii) Other: According to custom where the Property is located. 8. Tenant Estoppels; SNDAs. Purchase and Sale Agreement Page 14 of 36 963039.6

(a) Tenant Estoppels. Seller shall use all reasonable efforts to obtain a Tenant Estoppel from all Tenants. Seller shall deliver completed Tenant Estoppels to Buyer as they are received by Seller, and shall use all reasonable efforts to deliver all Tenant Estoppels to Buyer no later than three (3) days prior the Closing Date. It shall be a condition to Buyer’s obligation to close the acquisition of the Property that not later than the Closing Date, Seller shall have delivered to Buyer Tenant Estoppels from the Required Tenants, which Tenant Estoppels shall (i) be dated no earlier than thirty (30) days prior to the Closing Date, (ii) conform to the most recent Rent Roll, (iii) allege no defaults, offsets, or claims against Seller, and (iv) allege no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement or the Due Diligence Materials provided by Seller to Buyer. (b) Seller Estoppels. To the extent Seller obtains Tenant Estoppels from all Required Tenants, but is unable to obtain Tenant Estoppels, or any items required to be therein, from the remaining Tenants, Seller shall have the right, but not the obligation, to deliver to Buyer on the Closing Date a certification (a “Seller Estoppel”) in the form and on the terms attached hereto as Exhibit I (or as otherwise provided in Section 8(c) below). If a Seller Estoppel is tendered by Seller as to a remaining Tenant, Buyer shall be obligated to accept such Seller Estoppel if such Seller Estoppel (i) is dated no earlier than thirty (30) days prior to the Closing Date, (ii) conforms to the most recent Rent Roll, (iii) alleges no defaults, offsets, or claims against Seller, and (iv) alleges no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement or the Due Diligence Materials provided by Seller to Buyer. If Seller is later able to deliver to Buyer a Tenant Estoppel from any Tenant as to which Seller has provided a Seller Estoppel, the Seller Estoppel shall be and become null and void as to each statement of fact or representation that is substantially identical to a similar fact or representation in the Tenant Estoppel, and to the extent the Tenant Estoppel covers in all material respects the information covered in the Seller Estoppel, the Seller Estoppel as to such Tenant shall become null and void. (c) Form of Tenant Estoppel. Notwithstanding anything in this Agreement, Buyer agrees that the delivery by a Tenant of an estoppel certificate either (i) substantially in the form attached to or required under such Tenant’s Lease, or (ii) on a commercially reasonable, standard form of the Tenant in the case of any Tenant with a national or regional presence and multiple locations, (iii) on the form attached hereto as Exhibit F, or (iv) on a form previously delivered to Landlord or Landlord’s Existing Lender on or after January 1, 2017, a sample of which is attached hereto as Exhibit G, shall be accepted by Buyer. If and to the extent Seller delivers a Seller Estoppel to Buyer in connection with such Tenant, such Seller Estoppel shall be substantially in the form attached hereto as Exhibit H, or as modified to reflect only the factual information required of the Tenant under the estoppel certificate required under such Tenant’s Lease, on such standard form or on such previously delivered form. (d) SNDAs. Seller shall use commercially reasonable efforts to obtain a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) from the Major Tenants. It shall be a Buyer Closing Condition that not later than five (5) Business Days prior to the Closing Purchase and Sale Agreement Page 15 of 36 963039.6

Date, Seller shall have delivered to Buyer SNDAs from the Major Tenants, dated no earlier than thirty (30) days prior to the Closing Date. Prior to the end of the Due Diligence Period, Buyer shall deliver drafts of SNDAs for each Major Tenant to Seller for Seller’s review and approval, which Seller shall not unreasonably withhold so long as such form is a commercially reasonable, standard form of SNDA; provided, however, if for any reason a Major Tenant is unwilling or unable to deliver an SNDA in the form prepared by Buyer but is willing to deliver an SNDA either in the form attached to its Lease or substantially in the form and on the terms of the SNDAs obtained by Seller in for the benefit of Keybank National Association, as lender, in connection with its refinancing of the Property in October 2017 (the “2017 SNDAs”), copies of which are included in the Due Diligence Materials, then Buyer shall accept such SNDAs in satisfaction of such Buyer Closing Condition. (e) No Aging Update. If for any reason the Closing Date is extended as permitted under this Agreement or by agreement of the Parties, the duration of such extension in the Closing Date shall not be computed in the calculation of the 30-day aging requirements for Tenant Estoppels or SNDAs and such aging requirement shall be premised on the initial, scheduled Closing Date and not the extended Closing Date. 9. Transfer of Property “As Is”. (a) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER MADE IN THIS AGREEMENT, BUYER, FOR ITSELF, ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, ACKNOWLEDGES THAT NO SELLER RELATED PARTY HAS MADE ANY ORAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTEES WHATSOEVER TO BUYER, WHETHER EXPRESS OR IMPLIED, REGARDING THE PROPERTY OR ANY CONSTITUENT ELEMENT OF THE PROPERTY (INCLUDING THE LAND, IMPROVEMENTS AND LEASE) AND, IN PARTICULAR, NO SUCH REPRESENTATIONS, WARRANTIES, GUARANTIES OR PROMISES HAVE BEEN MADE WITH RESPECT TO THE PHYSICAL CONDITION OR OPERATION OF THE PROPERTY, TITLE TO OR THE BOUNDARIES OF THE PROPERTY, SOIL CONDITIONS, THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PRESENCE, DISCOVERY, RELEASE, THREATENED RELEASE OR REMOVAL OF HAZARDOUS MATERIALS (INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF ASBESTOS OR ASBESTOS CONTAINING MATERIALS), THE ACTUAL OR PROJECTED REVENUE AND EXPENSES FOR THE PROPERTY, THE ZONING AND OTHER LAWS, REGULATIONS OR RULES APPLICABLE TO THE PROPERTY OR THE COMPLIANCE OF THE PROPERTY THEREWITH, THE AVAILABILITY OR ADEQUACY OF ENTITLEMENTS OR APPROVALS FOR DEVELOPMENT OF THE PROPERTY OR ANY PORTION THEREOF, THE USE OR OCCUPANCY OF THE PROPERTY OR ANY PART THEREOF, OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT AS, AND SOLELY TO THE EXTENT, SPECIFICALLY SET FORTH IN THIS AGREEMENT. EXCEPT FOR ITS RELIANCE Purchase and Sale Agreement Page 16 of 36 963039.6

ON THE REPRESENTATIONS AND WARRANTIES OF SELLER SPECIFICALLY SET FORTH HEREIN AND SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY “AS IS, WHERE- IS, AND WITH ALL FAULTS” IN ITS PRESENT CONDITION, SUBJECT IN THE CASE OF THE REAL PROPERTY TO REASONABLE USE, WEAR AND TEAR, BETWEEN THE DATE HEREOF AND THE CLOSING DATE, AND FURTHER AGREES THAT EXCEPT FOR ANY BREACH OF ITS REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH HEREIN, SELLER SHALL NOT BE LIABLE FOR ANY PATENT OR LATENT DEFECTS IN THE PROPERTY OR BOUND IN ANY MANNER WHATSOEVER BY ANY GUARANTEES, PROMISES, PROJECTIONS, OPERATING STATEMENTS, SETUPS OR OTHER INFORMATION PERTAINING TO THE PROPERTY MADE, FURNISHED OR CLAIMED TO HAVE BEEN MADE OR FURNISHED BY SELLER OR ANY SELLER RELATED PARTY, WHETHER ORALLY OR IN WRITING. (b) Buyer’s delivery of an Approval Notice is Buyer’s acknowledgement that it will have reviewed or have had adequate time and opportunity to review the Due Diligence Materials and conduct its diligence review of the Property and matters affecting the Property. (c) Buyer further acknowledges that certain of the Due Diligence Materials may have been prepared by parties other than Seller and Seller makes no representation or warranty of any kind whatsoever, express or implied, as to the accuracy or completeness of any Due Diligence Materials prepared by third parties. (d) Buyer acknowledges that it has not relied upon any representations or warranties by Seller or any Seller Related Party not specifically set forth herein, and has entered into this Agreement after having made and relied solely on its own independent investigation, inspections, analyses, appraisals and evaluations of facts and circumstances. (e) Buyer is an experienced purchaser of commercial real properties, and has retained, or has access to, advisors and consultants sophisticated in the purchase of commercial real property. Buyer and its advisors have experience in acquiring, owning and operating real property in the nature of the Property. Buyer is familiar with the risks associated with sale transactions that involve purchases based on limited information, representations and disclosures. Buyer understands and is freely taking all risks involved in connection with this transaction. (f) Buyer acknowledges that, except as specifically set forth herein, Seller hereby specifically disclaims any warranty or guaranty, oral or written, implied or arising by operation of law, and any warranty of condition, habitability, merchantability or fitness for a particular purpose, in respect to the Property. (g) Except for those matters expressly set forth in this Agreement to survive the Closing and except for the agreements of Seller and Buyer set forth in the closing documents or otherwise entered into at the Closing, Buyer agrees that Buyer’s acceptance of the Deed Purchase and Sale Agreement Page 17 of 36 963039.6

shall be and be deemed to be an agreement by Buyer that Seller has fully performed, discharged and complied with all of Seller’s obligations, covenants and agreements hereunder and that Seller shall have no further liability with respect thereto. (h) AS A MATERIAL INDUCEMENT TO SELLER TO AGREE TO SELL THE PROPERTY TO BUYER AND TO EXECUTE THIS AGREEMENT, EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED TO THE CONTRARY HEREIN OR IN THE DEED AND OTHER INSTRUMENTS TO BE EXECUTED AND DELIVERED BY SELLER AT THE CLOSING, OR ANY ACTION FOR BREACH OF ANY REPRESENTATION, WARRANTY AND/OR COVENANT OF SELLER SPECIFICALLY SET FORTH HEREIN, BUYER, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE SELLER RELATED PARTIES FROM ALL CLAIMS, CAUSES OF ACTION, DEMANDS, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEY’S FEES AND DISBURSEMENTS WHETHER SUIT IS INSTITUTED OR NOT) WHICH BUYER HAS OR MAY HAVE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF THE PROPERTY OR ANY OF ITS CONSTITUENT ELEMENTS (INCLUDING THE LAND, THE IMPROVEMENTS, THE PERSONAL PROPERTY, THE GENERAL INTANGIBLES, THE CONTRACTS AND THE LEASE), INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO (I) ALL MATTERS DESCRIBED IN SUBPARAGRAPH (A), ABOVE AS ACCEPTED BY BUYER IN “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION, (II) THE STRUCTURAL AND PHYSICAL CONDITION OF THE REAL PROPERTY OR ITS SURROUNDINGS, (III) THE FINANCIAL CONDITION OF THE OPERATION OF THE PROPERTY EITHER BEFORE OR AFTER THE CLOSING DATE, (IV) ANY LAW, ORDINANCE, RULE, REGULATION, RESTRICTION OR LEGAL REQUIREMENT WHICH IS NOW OR MAY HEREAFTER BE APPLICABLE TO THE PROPERTY, (V) THE FINANCIAL CONDITION OR STATUS OF TENANT OR TENANCY FOR THE PROPERTY, (VI) THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY OR THE APPLICABILITY TO THE PROPERTY OF ANY ENVIRONMENTAL LAWS, AS SUCH ACTS MAY BE AMENDED FROM TIME TO TIME, OR ANY OTHER FEDERAL, STATE OR LOCAL STATUTE OR REGULATION RELATING TO ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY, (VII) THE PRESENCE OR CONDITION OF UNDERGROUND STORAGE TANKS AT THE PROPERTY, OR THEIR COMPLIANCE WITH APPLICABLE LAWS, (VIII) ANY OTHER CONDITIONS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL AND OTHER PHYSICAL CONDITIONS, AFFECTING THE PROPERTY WHETHER THE SAME ARE A RESULT OF NEGLIGENCE OR OTHERWISE, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, ANY CLAIM BY BUYER FOR INDEMNIFICATION OR CONTRIBUTION ARISING UNDER ENVIRONMENTAL LAWS (AS DEFINED IN ADDENDUM I), WHETHER ARISING BASED ON EVENTS THAT OCCURRED BEFORE, DURING, OR AFTER SELLER’S PERIOD OF OWNERSHIP OF THE PROPERTY AND WHETHER BASED ON THEORIES OF Purchase and Sale Agreement Page 18 of 36 963039.6

INDEMNIFICATION, CONTRIBUTION OR OTHERWISE. THE RELEASE SET FORTH IN THIS SECTION SPECIFICALLY INCLUDES, WITHOUT LIMITATION, ANY CLAIMS BY BUYER UNDER ENVIRONMENTAL LAWS (AS DEFINED IN ADDENDUM I) OR UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, AS ANY OF THOSE LAWS MAY BE AMENDED FROM TIME TO TIME AND ANY REGULATIONS, ORDERS, RULES OF PROCEDURES OR GUIDELINES PROMULGATED IN CONNECTION WITH SUCH LAWS, REGARDLESS OF WHETHER THEY ARE IN EXISTENCE ON THE DATE OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, SELLER SHALL REMAIN LIABLE FOR CLAIMS ASSERTED AGAINST SELLER BY THIRD PARTIES UNRELATED TO BUYER, AND BUYER DOES NOT WAIVE OR RELEASE CLAIMS BUYER MAY HAVE AGAINST SELLER BASED ON FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER OR ANY SELLER RELATED PARTY. BUYER SHALL NOT MAKE OR INSTITUTE ANY CLAIMS AGAINST ANY OF THE SELLER RELATED PARTIES WHICH ARE INCONSISTENT WITH THE FOREGOING. BUYER AGREES THAT THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OR WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST, WHICH IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER’S RELEASE TO SELLER. IN THIS CONNECTION AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, BUYER AGREES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES AND ACKNOWLEDGES THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE, AND ACQUIT THE SELLER RELATED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES EXCEPT TO THE EXTENT CAUSED BY FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER OR ANY SELLER RELATED PARTY. BUYER ACKNOWLEDGES THAT BUYER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF BUYER’S SELECTION AND BUYER IS GRANTING THIS RELEASE OF ITS OWN VOLITION AND AFTER CONSULTATION WITH BUYER’S COUNSEL. BUYER ACKNOWLEDGES THAT BUYER HAS CAREFULLY REVIEWED THIS SECTION 9 AND DISCUSSED ITS IMPORT WITH LEGAL COUNSEL AND THAT THE PROVISIONS OF THIS SECTION 9 ARE A MATERIAL PART OF THIS AGREEMENT. Buyer’s Initials ______ (i) In no event shall Seller be liable to Buyer for any special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, Purchase and Sale Agreement Page 19 of 36 963039.6 interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property. (j) THIS SECTION 9 SHALL SURVIVE CLOSING AND DELIVERY OF THE DEED, OR TERMINATION OF THIS AGREEMENT, AND SHALL BE DEEMED INCORPORATED BY REFERENCE AND MADE A PART OF ALL DOCUMENTS DELIVERED BY SELLER TO BUYER IN CONNECTION WITH THE SALE OF THE PROPERTY. 10. Seller’s Representations and Warranties. (a) General. Seller represents and warrants to Buyer the matters set forth on Addendum II, which is incorporated herein by this reference as though fully set forth herein. Other than as expressly contained in this Agreement and Addendum II, Seller makes no representations or warranties of any kind relating to the Property or its condition or fitness. Buyer is entitled to rely on Seller’s representations and warranties notwithstanding Buyer’s inspection and investigation of the Property, except to the extent that Buyer has Actual Knowledge on or before the Closing Date that any such representation or warranty is inaccurate in any material respect, and such inaccuracy did not result from a Seller R&W Breach (as defined below). (b) Untrue When Given on Effective Date. Seller shall promptly notify Buyer if, prior to the Closing, Seller has Actual Knowledge that any representation or warranty of Seller was inaccurate in any material respect on the Effective Date (a “Seller R&W Breach”), or was true when given on the Effective Date but became inaccurate in any material respect after the Effective Date (a “Seller R&W Change”). If, prior to the Closing, Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Breach has occurred and Seller is unable to cure such Seller R&W Breach within ten (10) days after notice from Buyer of such R&W Breach, such Seller R&W Breach shall be a default on the part of Seller, and Buyer, in its sole discretion, shall have the right, as its sole and exclusive remedies, to (i) terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer, and if such Seller R&W Breach has resulted in a loss in excess of the Material Damage Floor, Seller shall pay the Expense Reimbursement to Buyer within ten (10) Business Days after delivery to Seller of reasonable evidence of the loss sustained by Buyer and a statement of Buyer’s reimbursable expenses, in which case the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement, or (ii) waive such Seller R&W Breach and proceed to Closing. (c) True When Given; Subsequent Change. If, prior to the Closing, Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Change has occurred, such Seller R&W Change was not caused by a material breach by Seller of its covenants under this Agreement or by an affirmative, intentional act on the part of Seller which caused such representation and warranty to become inaccurate in any Purchase and Sale Agreement Page 20 of 36 963039.6

material respect, and Seller is unable within ten (10) days after notice from Buyer of such R&W Change to eliminate such inaccuracy, Buyer shall have the right, as its sole and exclusive remedy, to (i) terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement, or (ii) waive such Seller R&W Change and proceed to Closing. If, however, such Seller R&W Change was caused by a material breach by Seller of its covenants under this Agreement or by an affirmative, intentional act on the part of Seller which caused such representation and warranty to become inaccurate in any material respect, such Seller R&W Change shall constitute a Seller R&W Breach, and if Seller is unable to cure such Seller R&W Breach within ten (10) days after notice from Buyer of such Seller R&W Breach, such Seller R&W Breach shall be a default on the part of Seller, and Buyer, in its sole discretion, shall have the right, as its sole and exclusive remedies, to (i) terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer, and if such Seller R&W Breach has resulted in a loss in excess of the Material Damage Floor, Seller shall pay the Expense Reimbursement to Buyer within ten (10) Business Days after delivery to Seller of reasonable evidence of the loss sustained by Buyer and a statement of Buyer’s reimbursable expenses, in which case the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement, or (ii) waive such Seller R&W Breach and proceed to Closing. (d) Buyer Closes With Knowledge of Inaccuracy. If, prior to the Closing, Buyer has Actual Knowledge that any representation or warranty of Seller is inaccurate in any material respect and Buyer consummates the Closing, such representation or warranty shall be deemed modified by Buyer’s Actual Knowledge. Seller shall be liable to Buyer for a breach by Seller of any one or more of the representations and warranties of Seller made herein, only if (i) the breach thereof is first discovered by Buyer subsequent to Closing, (ii) the claim thereon is asserted by Buyer to Seller in writing on or before the date one hundred eighty (180) days after Closing, and (iii) the amount of any such loss, cost, liability, damage and expense suffered by Buyer (when aggregated with all other amounts for which Seller may be liable in connection with breaches of its representations, warranties or covenants under this Agreement) shall exceed the Material Damage Floor. (e) Subject to Ceiling. In no event shall the amount of any such loss, cost, liability, damage and expense for which Seller shall be liable under this Section 10 (when aggregated with all other damages for which Seller may be liable in connection with breaches of its representations, warranties or covenants under this Agreement) exceed the Material Damage Ceiling. 11. Buyer’s Representations and Warranties. Buyer hereby represents and warrants, as of the Effective Date and as of the Closing Date, to Seller as follows: Purchase and Sale Agreement Page 21 of 36 963039.6

(a) Buyer is duly organized, validly existing and in good standing under the laws of the State of its formation, and as of the Closing will be qualified to do business in the State in which the Property is located. (b) Buyer has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Buyer and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing have been duly executed and delivered by Buyer and are or at the time of Closing will be the legal, valid and binding obligation of Buyer and enforceable against Buyer in accordance with its or their respective terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Buyer is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding. (c) The entities and individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and its constituent entities, if any, have the legal power, right and actual authority to bind Buyer to the terms and conditions hereof and thereof. (d) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Buyer’s organizational documents or to Buyer’s Actual Knowledge any statute, regulation or rule, or, to Buyer’s Actual Knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Buyer is subject, and which violation or conflict would have a material adverse effect on Buyer. Buyer is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Buyer of all of the terms and conditions of this Agreement or compliance with any of the obligations under it. (e) To Buyer’s Actual Knowledge all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Seller. (f) Buyer has made (or will make prior to the Closing Date) an independent investigation with regard to the Property, will have ascertained to its satisfaction the extent to which the Property complies with applicable zoning, building, environmental, health and safety and all other laws codes and regulations, and Buyer’s intended use thereof, including without limitation, review and/or approval of matters disclosed by Seller pursuant to this Agreement. (g) There is no litigation pending or, to Buyer’s Actual Knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Purchase and Sale Agreement Page 22 of 36 963039.6

Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware. (h) Buyer is not, nor is any person who owns a controlling interest in or otherwise controls Buyer, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”); or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), 66 Fed. Reg. 49079 (effective September 24, 2001, and published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Orders”). Neither Buyer nor any of its principals or affiliates is (x) a person or entity with which Seller is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Buyer, neither Buyer nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. As used herein, “Anti-Terrorism Law” means the OFAC Laws and Regulations, the Executive Orders and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended. 12. Risk of Loss. (a) Notice of Loss. If, prior to the Closing Date, any portion of the Property suffers a Minor or Major Loss, Seller shall immediately notify Buyer of that fact, which notice shall include sufficient detail to apprise Buyer of the current status of the Property following such loss. (b) Minor Loss. Buyer’s obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Minor Loss (net of any amounts applied to restoration and reasonable expenses incurred by Seller in collecting such proceeds or awards), plus the amount of any insurance deductible; or (ii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration and the insurance carrier has admitted Purchase and Sale Agreement Page 23 of 36 963039.6 liability for the payment of such costs. If all or part of the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer at the Closing, together with a credit against the Consideration in the amount of any insurance deductible. This provision shall not limit any of the Buyer’s repair obligations under the Leases. If there is a Minor Loss and insurance coverage as set forth above is not available, Buyer shall have the same rights as if it was a Major Loss. (c) Major Loss. In the event of a Major Loss, Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller’s notice to Buyer of the occurrence thereof, elect to either (i) terminate this Agreement, or (ii) consummate the acquisition of the Property for the full Consideration, subject to the following. If Buyer elects to proceed with the acquisition of the Property, then the Closing shall be postponed if necessary, to occur on the later of the then-scheduled Closing Date or the date which is ten (10) Business Days after Buyer makes such election and, upon the Closing, Buyer shall be given a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Major Loss (net of any amounts applied to restoration and reasonable expenses incurred by Seller in collecting such proceeds or awards), plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer, and Seller will cooperate with Buyer as reasonably requested by Buyer in the collection of such proceeds or award. If Buyer fails to give Seller notice within such twenty (20)-day period, then Buyer will be deemed to have elected to terminate this Agreement. If the Agreement is not terminated, Buyer shall be responsible for performance by Buyer as “landlord” under the Leases, including any repair obligations of landlord, and nothing herein shall limit Buyer’s repair obligations or other obligations under the Leases. 13. Seller’s Continued Operation of the Property. (a) General. Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will operate, maintain and repair the Property in a prudent manner, in the ordinary course of business, on an arm’s-length basis and consistent with its past practices. (b) Actions Requiring Buyer’s Consent. Notwithstanding the above terms of this Section, from the Approval Date until the Closing Date, Seller shall not, without the prior written approval of Buyer, which approval shall not be unreasonably withheld or delayed, take any of the following actions except as required by law or existing contractual obligations of Seller: (i) Leases. Execute any new Lease or renew the Lease; or bring an action to enforce the Lease; or terminate the Lease; or modify or waive any material term of the Lease; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for Purchase and Sale Agreement Page 24 of 36 963039.6

approval within four (4) Business Days after receipt, then Buyer shall be deemed to have approved the Lease activity in question; or (ii) Contracts. Except as otherwise required under this Agreement, enter into, execute or terminate any easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property that will survive the Closing and be binding on Buyer or the Property after the Closing; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for approval within four (4) Business Days from receipt, then Buyer shall be deemed to have approved the activity in question. (c) Tenant Improvement Allowances and Leasing Commissions. (i) New Leases, Renewals, Modifications. In connection with any new lease, or any renewal of a lease or modification of any existing Lease which extends the term or expands the premises under such Lease other than under an option or right governed by subsections (c)(iii) or (c)(iv) below, and is entered into between the Effective Date and the Closing, Tenant Improvement Allowances and Leasing Commissions in connection with any such new lease, renewal or modification, shall be prorated between Buyer and Seller in proportion to the ratio between the portion of the new lease term or renewal term which occurs prior to the Closing Date and the portion of the new lease term or renewal term which occurs after the Closing Date. (ii) Existing Leases. Subject to subsections (c)(iii) through (c)(vi) below, Seller shall be responsible for Tenant Improvement Allowances and Leasing Commissions for all Leases (and amendments thereto) entered into prior to the Effective Date, and Seller’s obligations with respect thereto shall survive the Closing. (iii) Tenant Rights Under Existing Leases. If, during the period between the Effective Date and the Closing Date, any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the term of the Lease, or expand its premises, any obligation for Tenant Improvement Allowances and Leasing Commissions associated with the exercise of such option or right shall be prorated between Seller and Buyer in proportion to the ratio between the portion of the extended lease term resulting from the exercise of the option which occurs prior to the Closing Date and the portion thereof which occurs after the Closing Date. (iv) Post-Closing Extensions, Renewals, Modifications. If, on or after the Closing Date, any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the term of the Lease, or expand its premises, any obligation for Tenant Improvement Allowances and Leasing Commissions Purchase and Sale Agreement Page 25 of 36 963039.6

associated with the exercise of such option or right shall be the responsibility of Buyer. (d) Major Tenant Intent; Obligation to Notify Buyer. If Seller is notified after the Effective Date in writing that any Major Tenant intends to cease operations from the Property or that it intends to file for bankruptcy protection from its creditors, Seller shall promptly inform Buyer of the same. (e) Pet Supplies Plus Lease. Seller anticipates entering into a lease for Pet Supplies Plus (the “PSP Lease”) shortly before or after the Effective Date. Seller shall deliver a copy of such lease to Buyer promptly upon its execution and Buyer shall have until the end of the Due Diligence Period in which to review such Lease; provided, if such Lease is delivered to Buyer fewer than ten (10) Business Days prior to the end of the Due Diligence Period, Buyer shall have ten (10) Business Days from receipt of such Lease in which to review such Lease. Buyer shall deliver written notice of its approval or disapproval of such Lease within such 10-Business Day period. If Buyer disapproves such Lease, this Agreement shall terminate and Section 14(a) shall apply. Failure by Buyer to timely approve or disapprove such Lease within such 10-Business Day period shall be deemed to be Buyer’s approval of such Lease. Seller shall be responsible for and shall pay the Tenant Improvement Allowance and Leasing Commission associated with such Lease; provided, if such payments are not due and payable prior to Closing, Buyer shall receive a credit against the Consideration in the amount of such Tenant Improvement Allowance and Leasing Commission. If Buyer approves (or is deemed to have approved) the PSP Lease and the tenant’s obligation to pay rent under the PSP Lease has not commenced prior to the Closing, the following terms, conditions and obligations of the Parties shall apply: (i) One Hundred Fifty-Nine Thousand Seven Hundred Eighty-Six and No/100ths Dollars ($159,786.00) of the Consideration shall be held in escrow with the Title Company and shall not be disbursed to Seller at Closing (the “Rent Holdback Amount”). The Parties shall instruct the Title Company to hold the Rent Holdback Amount in a federally insured interest-bearing account with interest accruing thereon for the account of Seller. (ii) If the tenant’s obligation to pay rent under the PSP Lease commences on or prior to January 1, 2019, the Rent Holdback Amount, plus accrued interest, shall be immediately released to Seller. (iii) If the tenant’s obligation to pay rent under the PSP Lease has not commenced on or prior to January 1, 2019, then beginning on January 1, 2019, and on the first day of each month thereafter through the earlier to occur of (A) December 1, 2019, and (B) the date that the tenant’s obligation to pay rent under the PSP Lease commences, Buyer shall have the right to receive (and the Title Company shall release to Buyer) from the Rent Holdback Amount funds in an amount equal to Thirteen Thousand Three Hundred Fifteen and 50/100ths Dollars ($13,315.50) (each, a “Monthly Rent Payment”). Purchase and Sale Agreement Page 26 of 36 963039.6

(iv) Any Monthly Rent Payment released to Buyer for the month in which the tenant’s obligation to pay rent under the PSP Lease commences shall be prorated (based on a 30 day month) between Buyer and Seller as of the date that the tenant’s obligation to pay rent under the PSP Lease commences, and Buyer shall immediately pay to Seller Seller’s pro rata share. Upon the commencement of the tenant’s obligation to pay rent under the PSP Lease, Buyer shall no longer have the right to draw on the Rent Holdback Amount and any remaining Rent Holdback Amount held by Title Company, plus accrued interest, shall be immediately released to Seller. (v) Buyer shall provide Seller written notice immediately following the date that the tenant’s obligation to pay rent under the PSP Lease commences, and such notice shall specify the actual date that the tenant’s obligation to pay rent under the PSP Lease commenced. (vi) In connection with any release of or from the Rent Holdback Amount contemplated hereunder, the Parties shall cooperate and shall execute any documents required by the Title Company in connection with such release. (vii) Buyer shall not amend or modify the PSP Lease in any way that will affect or delay the rent commencement date without the prior written consent of Seller, which consent Seller shall have the right to grant or withhold in its sole and absolute discretion. In addition, if the rent commencement date under the PSP Lease fails to occur or is otherwise delayed as a result of (either in whole or in part) Buyer’s breach of its obligations under the PSP Lease or this Section, the rent commencement date shall for all purposes be deemed to have occurred on the date that it would have occurred but for Buyer’s breach (and any remaining Rent Holdback Amount held by the Title Company as of such date, plus accrued interest, shall be immediately released to Seller and Buyer shall immediately reimburse Seller for any funds received by Buyer from the Rent Holdback Amount that are applicable to periods after such date). (viii) Any costs or fees charged by the Title Company in connection with providing services related to the Rent Holdback Amount and/or disbursements/releases shall be split evenly between Buyer and Seller. (ix) The obligations of the Parties under this Section 13(e) shall survive the Closing. 14. Non-Consummation of the Transaction. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply: (a) No Default. If the purchase and sale of the Property under this Agreement is not consummated for a reason other than a default by one of the Parties, then (i) the Title Company and each Party shall return to the depositor thereof the Earnest Money and all other funds and items which were deposited hereunder; and (ii) Seller and Buyer shall each bear one-half of any Escrow cancellation charges. Any return of funds or other items by the Title Company or any Party as provided herein shall not relieve either Party of any liability it may have for its wrongful failure to close. Purchase and Sale Agreement Page 27 of 36 963039.6

(b) Default by Seller. If the transaction is not consummated as a result of a default by Seller, then Buyer, as its sole and only remedies hereunder, to the exclusion of all other potential remedies under this Agreement, at law or in equity, may either (i) terminate this Agreement by delivery of notice of termination to Seller, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Buyer, and (B) Seller shall pay to Buyer its Expense Reimbursement, in which case neither Party shall have any further rights or obligations hereunder other than those rights and obligations which expressly survive termination of this Agreement; or (ii) continue this Agreement pending Buyer’s action for specific performance, provided, however, that any such action for specific performance shall not include an action for damages and shall be filed and served by Buyer within forty-five (45) days of the date which is the later of (x) the termination of this Agreement by Seller, or (y) the date on which Buyer has Actual Knowledge of the event or occurrence comprising the alleged default on the part of Seller, it being the intent of the Parties hereto that any failure of Buyer to meet the time deadline set for filing shall be deemed to be Buyer’s election to waive and relinquish any rights to enforce specific performance of this Agreement. Notwithstanding anything to the contrary in this Agreement, (i) in no event shall Seller be liable to Buyer in connection with any breach or default on the part of Seller under this Agreement for any special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, and (ii) in no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, advisors, property management company, affiliated or related entities of Seller or Seller’s property management company (collectively, the “Seller Parties”) have any personal liability under this Agreement. Buyer’s Initials (c) Default by Buyer. If the Closing does not occur as a result of a default by Buyer, then (i) Buyer shall pay all escrow cancellation charges, (ii) to the extent it has not previously been delivered to Seller, the Title Company shall deliver the Earnest Money to Seller as its full and complete liquidated damages and its sole and exclusive remedy for Buyer’s default (provided that this provision shall not limit the Seller’s right to enforce Buyer’s obligations pursuant to Sections 4(c), 15(f) and 15(l), and to obtain monetary damages from Buyer pursuant to those provisions above and beyond any amounts collected pursuant to this liquidated damages provision), and (iii) this Agreement shall terminate. If the transaction is not consummated because of a default by Buyer, the Earnest Money together with the interest accrued thereon shall be paid to and retained by Seller as liquidated damages. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ REASONABLE ESTIMATE OF SELLER’S DAMAGES (IN ADDITION TO ANY FEES AND COSTS TO WHICH SELLER IS ENTITLED UNDER SECTION 15(l)) AND AS SELLER’S EXCLUSIVE REMEDY AGAINST BUYER, AT Purchase and Sale Agreement Page 28 of 36 963039.6

LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER; PROVIDED, HOWEVER, NOTHING HEREIN SHALL RELIEVE BUYER OF THE INDEMNITY OBLIGATIONS OF BUYER UNDER SECTIONS 4(c) AND 15(f), WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. Notwithstanding anything to the contrary contained in this Section 14(c), in the event of (i) Buyer’s default under this Agreement, (ii) a termination of this Agreement by Buyer, or (iii) a termination of this Agreement by Seller as a result of a default on the part of Buyer, Seller shall have all remedies available at law or in equity if subsequent to or in connection with any of the foregoing events in subphrases (i), (ii) or (iii) Buyer or any Person related to or affiliated with Buyer asserts any claims or right to the Property that (x) delays or prevents Seller from having clear, indefeasible, and marketable title to the Property or (y) constitutes slander of title to the Property. In all other events, Seller’s remedies shall be limited to those described in this Section 14(c) and Sections 4(c), 15(f) and 15(l) hereof. INITIALS: Seller _____ Buyer _____ (d) In no event or circumstance shall any of the members, partners, employees, representatives, officers, directors, agents, advisors, property management company, affiliated or related entities of Buyer or Buyer’s property management company (collectively, the “Buyers Parties”) have any personal liability under this Agreement. 15. Miscellaneous (a) Disclosure of Transaction. Except as may be permitted in Section 15(o) below, prior to Closing neither Party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby without the prior written consent of the other Party, which shall not be unreasonably withheld. Notwithstanding the foregoing, nothing herein shall limit or restrict any public announcement or notification which Seller or any Affiliate is required to make under the applicable provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder. (b) Possession. Possession of the Property shall be delivered to Buyer upon the Closing. (c) Force Majeure. Seller’s corporate headquarters are located in San Mateo, California. If during the term of this Agreement, there occurs a Force Majeure Event (a fire or other casualty, act of God, riot or other civil disturbance, or any other event out of the control of Seller that prevents Seller from having access to and use of its headquarters facility for the conduct of its operations), Seller shall have the right, exercisable by written notice to Buyer within five (5) Business Days of the date of the Force Majeure Event, to extend any period for Seller’s performance hereunder by a period of time equal to the time that Seller reasonably anticipates that it will be unable to use its headquarters, but not to exceed fourteen (14) days. Purchase and Sale Agreement Page 29 of 36 963039.6

(d) Tax Protest. If, as a result of any tax protest or otherwise, there is any refund or reduction of real property or other tax or assessment relating to the Property applicable to the period prior to Closing, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection and subject to the rights of Tenants under Leases as to any such refunds. To the extent any such tax protest or proceeding is ongoing as of the Closing, Seller shall have the right, but not the obligation, to continue to pursue such protest or proceeding following the Closing, but only to the extent that it applies to the pre-Closing tax periods. (e) Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) delivery of email on a Business Day prior to 5:00 p.m. local time at the location of the recipient’s mailing address (otherwise, the next following Business Day) (provided that such email contains in all uppercase letters the words “OFFICIAL NOTICE” in the subject line and generates no “out of office receipt” or other message that such delivery was ineffective or delayed), (ii) personal delivery, (iii) confirmed telecopy delivery on a Business Day prior to 5:00 p.m. local time at the location of the Property (otherwise, the next following Business Day), or (iv) one (1) Business Day after being deposited with Federal Express, DHL Worldwide Express or another reliable overnight courier service prior to the specified delivery deadline for guaranteed next-business day service, specifying an address to which such courier makes overnight deliveries. A notice, consent or approval sent in the above manner by counsel to a Party (whether or not identified below as a “copy to” recipient) shall constitute effective delivery of such notice, consent or approval and shall be binding on such Party as if sent by such Party. If to Buyer: If to Seller: Polimeni International LLC TNP SRT Portfolio II, LLC 600 Old Country Rd. Suite 425 c/o Glenborough, LLC Garden City N.Y. 11530 66 Bovet Road, Suite 100 Att. Michael Polimeni San Mateo, CA 94402 Fax No.: 516-740-0804 Attention: Alan Shapiro Email: mpolimeni@polimeni.com Fax No.: 650-343-9690 Email: alan.shapiro@glenborough.com with a copy to: with a copy to: Stephan Garber, Esq. TNP SRT Portfolio II, LLC 600 Old Country Road, Suite 425 c/o Glenborough, LLC Garden City, NY 66 Bovet Road, Suite 100 Fax No.: 516-740-0804 San Mateo, CA 94402 Email: sgarber@polimeni.com Attention: G. Lee Burns, Jr. Fax No.: 650-343-9690 Email: chip.burns@glenborough.com Purchase and Sale Agreement Page 30 of 36 963039.6

(f) Brokers and Finder. Seller has engaged Seller’s Broker to act as Seller’s representative in this transaction, and Seller has sole responsibility for the payment of any amounts due to Seller’s Broker as a result of this transaction, pursuant to a separate written agreement. Except as set forth in the preceding sentences of this paragraph, neither Party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder’s fee in connection with the transactions contemplated in this Agreement. In the event that any broker or finder perfects a claim for a commission or finder’s fee based upon any such contact, dealings or communication, the Party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other Party from and against all liabilities, losses, costs and expenses (including reasonable attorneys’ fees) arising in connection with such claim for a commission or finder’s fee. The provisions of this subsection shall survive the Closing or the termination of this Agreement. (g) Successors and Assigns. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, heirs, administrators and assigns. Buyer shall have the right, (i) with notice to Seller delivered no later than two (2) Business Days prior to the Closing Date, but without Seller’s consent, to assign this Agreement to an Affiliate of Buyer (without thereby releasing assignor of its obligations and liabilities under this Agreement) and (ii) with notice to Seller delivered no later than two (2) Business Days prior to the Closing Date, and subject to receipt of Seller’s prior written consent, at Seller’s sole and absolute discretion, to assign its right, title and interest in and to this Agreement to one or more assignees other than an Affiliate of Buyer (without thereby releasing assignor of its obligations and liabilities under this Agreement). Any such assignee(s) shall execute and deliver to Seller a written assignment prepared by Buyer and reasonably acceptable to Seller, pursuant to which such assignee assumes all obligations of Buyer, without releasing Buyer from any obligation hereunder. Seller shall have the right, with notice to Buyer but without Buyer’s consent, to transfer the Property to an Affiliate of Seller and in connection therewith, assign its interest in this Agreement. (h) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer. (i) Governing Law. The substantive laws of the State in which the Property is located, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Agreement and the Transaction Documents. (j) Merger of Prior Agreements. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the Parties and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof. (k) Time for Performance. Any time deadlines contained herein shall be calculated by reference to calendar days unless otherwise specifically noted. For notice purposes hereunder, days shall be deemed to end at 5:00 P.M. California time. In the event that any Purchase and Sale Agreement Page 31 of 36 963039.6 time periods for performance hereunder fall on a day that is not a Business Day, the date for performance shall be the next following Business Day. (l) Enforcement. If either Party fails to perform any of its obligations under this Agreement or if a dispute arises between the Parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment. (m) Time of the Essence. THE TIME FRAMES AND DEADLINES FOR PERFORMANCE IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE TIME FRAMES AND DEADLINES SET FORTH IN SECTIONS 2, 3 AND 4 WITH RESPECT TO THE EARNEST MONEY, TITLE APPROVAL AND DILIGENCE REVIEW) HAVE BEEN NEGOTIATED BY THE PARTIES AND ARE A MATERIAL PART OF THE CONSIDERATION BETWEEN THE PARTIES. THE PARTIES HERETO AGREE THAT TIME IS OF THE ESSENCE WITH RESPECT TO THIS AGREEMENT, AND ALL OF THE TIME FRAMES AND DEADLINES SET FORTH IN THIS AGREEMENT. INITIALS: Seller _____ Buyer _____ (n) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect. (o) Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other, or in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property or the Seller, to Buyer’s investment bankers, investors, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of this transaction and/or as required by law. (p) Counterparts. This Agreement may be executed in counterparts or duplicate originals, each of which shall be deemed an original but all or which together shall constitute as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed and delivered by facsimile or electronic transmission and the Parties agree that such facsimile Purchase and Sale Agreement Page 32 of 36 963039.6 or electronic (e.g., pdf) execution and delivery shall have the same force and effect as delivery of an original document with original signatures, and that each Party may use such facsimile or electronic signatures as evidence of the execution and delivery of this Agreement by the Parties to the same extent that an original signature could be used. (q) Joint and Several Liability. If Buyer is composed of more than one Person, then each such Person comprising Buyer shall be jointly and severally liable for the obligations, covenants and agreements created by or arising out of this Agreement. (r) Addenda, Exhibits and Schedules. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporated herein by this reference as though set forth herein in full. The Exhibits, Addenda and Schedules to this Agreement are: Exhibit A – Deed Exhibit B – Assignment and Assumption of Leases Exhibit C – Bill of Sale Exhibit D – Assignment and Assumption of Service Contracts, Warranties and other General Intangibles Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit) Exhibit F – Form of Tenant Estoppel Exhibit G – Form of Tenant Estoppel (Sample) Exhibit H – Form of Seller Estoppel Exhibit I – Form of Seller Title Affidavit Addendum I – Definitions Addendum II – Seller’s Representations and Warranties Schedule 1 – Due Diligence Materials Schedule 2 – Description of Land Schedule 3 – Assumed Service Contracts Schedule 4 – Environmental Reports Schedule 5 – Rent Roll Schedule 6 – Exceptions to Seller Representations and Warranties (s) Construction. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same. (t) Tax Free Exchange. As an accommodation to Buyer, Seller agrees to cooperate with Buyer to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Buyer shall give Seller notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Seller shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Seller shall have no responsibility Purchase and Sale Agreement Page 33 of 36 963039.6

or liability to the third party involved in the exchange transaction, if any; and (iv) Seller shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Buyer indemnifies and agrees to hold Seller and each Seller Related Party harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange. As an accommodation to Seller, Buyer agrees to cooperate with Seller to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Seller shall give Buyer notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Buyer shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Buyer shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Buyer shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Seller indemnifies and agrees to hold Buyer harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange. [Signatures on following page] Purchase and Sale Agreement Page 34 of 36 963039.6

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above. SELLER: TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company By: Name: Title: BUYER: POLIMENI INTERNATIONAL LLC, a New York limited liability company By: Name: Michael Polimeni Title: Authorized Signatory Purchase and Sale Agreement Page 35 of 36 963039.6

First American Title Insurance Company The undersigned executes this Agreement for the purpose of acknowledging its agreement to serve as escrow agent in accordance with the terms of this Agreement and to acknowledge receipt of a fully executed copy of the Agreement. First American Title Insurance Company By: ________________________ Its: ________________________ Purchase and Sale Agreement Page 36 of 36 963039.6

EXHIBIT A DEED Space Above This Line for Recorder’s Use SPECIAL WARRANTY DEED THIS DEED, made and entered into as of , 20 , by and between TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Grantor”), whose mailing address is: 66 Bovet Road, Suite 100, San Mateo, CA 94402, and , a (“Grantee”), whose mailing address is: ; WITNESSETH, for and in consideration of the sum of Dollars ($ ) and other good and valuable consideration, receipt of which is hereby acknowledged; Grantor does hereby sell and convey to Grantee and Grantee’s successors and assigns, the following described real property in St. Louis County, Missouri, to wit: SEE ATTACHED LEGAL DESCRIPTION IN EXHIBIT A; SUBJECT TO: (a) liens, encumbrances, covenants, conditions, restrictions, rights of way, easements, reservations and other matters of record or otherwise appearing on the land, and (b) taxes and assessments, general and special, not now due and payable; TO HAVE AND TO HOLD the same, together with all rights, immunities, privileges and appurtenances, unto Grantee and Grantee’s successors and assigns, forever; And the Grantor hereby covenants that it is lawfully seized of an indefeasible estate in fee simple to these premises, and may convey the same; that these premises are free from all encumbrances except as set forth above, and that Grantor will warrant and defend the title to these premises unto the Grantee, and Grantee’s successors and assigns, forever, against the lawful claims of all persons claiming through the Grantor, and none other. [Signature Page Follows] Purchase and Sale Agreement Exhibit A – Deed Page 1 of 3 963039.6

IN WITNESS WHEREOF, the said Grantor has hereunto set its hand and seal this ______ day of , 20 . GRANTOR: TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company By:_____________________________________ Name: __________________________________ Title: ___________________________________ Purchase and Sale Agreement Exhibit A – Deed Page 2 of 3 963039.6

ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of ) ) ss. County of ) On , before me, (here insert name and title of officer), personally appeared , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person (s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct. WITNESS my hand and official seal. ________________________________ [Seal] Purchase and Sale Agreement Exhibit A – Deed Page 3 of 3 963039.6

EXHIBIT A TO DEED REAL PROPERTY DESCRIPTION Purchase and Sale Agreement Exhibit A – Deed Exhibit A – Real Property Description 963039.6

EXHIBIT B ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”) dated as of __________, 201_, is entered into by and between TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Assignor”), and ____________________________ a _________________________ (“Assignee”). W I T N E S S E T H: WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as 8182 North Lindberg Blvd., Florissant, MO (the “Property”), as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the “Leases”); and WHEREAS, Assignor has entered into that certain Purchase and Sale Agreement (the “Agreement”) by which title to the Property is being transferred to Assignee; and WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof; NOW, THEREFORE, in consideration of the promises and conditions contained herein, the Parties hereby agree as follows: 1. Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases, and any guarantees related thereto, and Assignee hereby accepts such assignment and agrees to assume the obligations of Landlord under the Leases; provided, however, Assignor hereby indemnifies and holds Assignee harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignor as Landlord under the Leases occurring before the date of this Assignment. Assignee hereby indemnifies and holds Assignor harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignee as Landlord under the Leases occurring on or after the date of this Assignment. Notwithstanding the foregoing, if Assignee acquires the Property and (i) any Tenant Estoppel delivered to Assignee on or before the Closing identifies any event, occurrence or matter (whether or not characterized as a breach, default or failure to perform on the part of Assignor) as to which Assignor is or would be required to indemnify Assignee hereunder if such event, occurrence or matter would, with the passage of time or notice or both, constitute a breach, default or failure to perform under such Lease on the part of Assignor, or (ii) Assignee had knowledge as of or prior to the Closing of any event, occurrence or matter (whether or not characterized as a breach, default or failure to perform on the part of Assignor) as to which Assignor is or would be required to indemnify Assignee hereunder if such event, occurrence or Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Page 1 of 3 963039.6

matter would, with the passage of time or notice or both, constitute a breach, default or failure to perform under such Lease on the part of Assignor, then in either such instance Assignor shall not be responsible for, or obligated to indemnify or hold Assignee harmless from any such event, occurrence or matter or the resulting breach, default or failure to perform. 2. If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment and such attorneys’ fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment. 3. This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns. 4. The substantive laws of the State of Missouri, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment. 5. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement. [Signatures on following page] Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Page 2 of 3 963039.6

IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written. ASSIGNOR: TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company By: [EXHIBIT – DO NOT SIGN] Name: Title: ASSIGNEE: , a By: [EXHIBIT – DO NOT SIGN] Name: Title: Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Page 3 of 3 963039.6

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASES REAL PROPERTY DESCRIPTION Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Exhibit A – Real Property Description 963039.6

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION OF LEASES RENT ROLL Purchase and Sale Agreement Exhibit B – Assignment and Assumption of Leases Schedule 1 – Rent Roll 963039.6

EXHIBIT C BILL OF SALE For good and valuable consideration the receipt of which is hereby acknowledged, TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Transferor”), does hereby sell, transfer, and convey to _________________________, a _________________ (“Transferee”) all personal property owned by Transferor and located on or in or used in connection with the Real Property located at 8182 North Lindberg Blvd., Florissant, MO, including, without limitation, those items described in Schedule 1 attached hereto (collectively, the “Personal Property”), pursuant to that certain Purchase and Sale Agreement between Transferor and Transferee for the purchase and sale of the Real Property (the “Agreement”). Transferor is conveying the Personal Property to Transferee free and clear of free of any lien or encumbrance thereon except as previously disclosed to and accepted by Transferee. Capitalized terms used but not defined in this Bill of Sale have the meaning given to such terms in the Agreement. Transferor makes no representation or warranty regarding the condition, merchantability, fitness or usefulness of the Personal Property, and Transferee acknowledges and agrees that it is acquiring the Personal Property in its AS-IS, WHERE-IS, WITH ALL FAULTS CONDITION, WITHOUT WARRANTY, EITHER EXPRESS OR IMPLIED, except that all of the Personal Property will be free of all liens and encumbrances. This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Transferor and Transferee. The substantive laws of the State of Missouri, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Bill of Sale. This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Dated: ____________________, 201_. [Signatures on following page] Purchase and Sale Agreement Exhibit C – Bill of Sale Page 1 of 2 963039.6

TRANSFEROR: TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company By: [EXHIBIT – DO NOT SIGN] Name: Title: TRANSFEREE: , a By: [EXHIBIT – DO NOT SIGN] Name: Title: Purchase and Sale Agreement Exhibit C – Bill of Sale Page 2 of 2 963039.6

SCHEDULE 1 TO BILL OF SALE PERSONAL PROPERTY Purchase and Sale Agreement Exhibit C – Bill of Sale Schedule 1 – Personal Property 963039.6

EXHIBIT D ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES AND OTHER GENERAL INTANGIBLES This Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles (“Assignment”) is made and entered into as of ________, 2018, by TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Assignor”), to _________________________, a ________________ (“Assignee”), pursuant to that certain Purchase and Sale Agreement (the “Agreement”) between Assignor and Assignee relating to the real property owned by Assignor and located at 8182 North Lindberg Blvd., Florissant, MO. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement. 1. For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under: (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, “Warranties”); provided however, that to the extent there are any third party costs, expenses or fees in connection with the assignment of any Warranties, including, without limitation, reliance fees or transfer fees, Seller shall not be obligated to assign such Warranties to Buyer unless Buyer pays all such costs, expenses and fees. (b) all of the Service Contracts listed in Schedule 2 attached hereto; and (c) any General Intangibles (as defined in the Agreement). Assignor and Assignee further hereby agree and covenant as follows: 2. Effective as of the Closing Date, Assignee hereby assumes all of Assignor’s obligations under the Service Contracts and agrees to indemnify, protect and defend Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and costs and court costs, originating on or subsequent to the Closing Date and arising out of failure on the part of Assignor to perform the obligations of owner under the Service Contracts requiring performance on or after the Closing Date. Assignor hereby agrees to indemnify, protect and defend Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles Page 1 of 3 963039.6

fees and costs and court costs, arising out of failure on the part of Assignor to perform the obligations of owner under the Service Contracts requiring performance prior to the Closing Date. 3. If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys, fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment. 4. Assignor hereby covenants that Assignor will, at any time and from time to time, upon written request therefor, execute and deliver to Assignee any new or confirmatory instruments which Assignee may reasonably request in order to fully assign, transfer to and vest in Assignee, and to protect Assignee’s right, title and interest in and to, any of the items assigned herein or to otherwise realize upon or enjoy such rights in and to those items. 5. This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns. 6. The substantive laws of the State of Missouri, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment. 7. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. [Signatures on following page] Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles Page 2 of 3 963039.6

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written. ASSIGNOR: TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company By: [EXHIBIT – DO NOT SIGN] Name: Title: ASSIGNEE: , a By: [EXHIBIT – DO NOT SIGN] Name: Title: Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Guaranties, and Other General Intangibles Page 3 of 3 963039.6

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF WARRANTIES AND OTHER GENERAL INTANGIBLES REAL PROPERTY DESCRIPTION Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles Exhibit A – Real Property Description 963039.6

SCHEDULE 1 TO ASSIGNMENT AND ASSUMPTION OF WARRANTIES AND OTHER GENERAL INTANGIBLES WARRANTIES AND GUARANTIES Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and Other General Intangibles Schedule 1 – Warranties and Guaranties 963039.6

SCHEDULE 2 TO ASSIGNMENT AND ASSUMPTION OF WARRANTIES AND OTHER GENERAL INTANGIBLES SERVICE CONTRACTS Purchase and Sale Agreement Exhibit D – Assignment and Assumption of Service Contracts, Warranties and other General Intangibles Schedule 2 – Service Contracts 963039.6

EXHIBIT E CERTIFICATE OF TRANSFEROR OTHER THAN AN INDIVIDUAL (FIRPTA AFFIDAVIT) Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform _______________________________, a __________________________, the transferee of certain real property located at 8182 North Lindberg Blvd., Florissant, MO, that withholding of tax is not required upon the disposition of such U.S. real property interest by TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company and wholly owned subsidiary of __________________________________________ (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); 2. Transferor is not a disregarded entity as defined in Income Tax Regulations §1.1445-2(b)(2)(iii); 3. Transferor’s U.S. employer identification number is __________; and 4. Transferor’s office address is: c/o Glenborough, LLC 66 Bovet Road, Suite 100 San Mateo, CA 94402 Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: ______________________, 2018. [EXHIBIT – DO NOT SIGN] on behalf of: __________________________, a _________________________ Purchase and Sale Agreement Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit) 963039.6

EXHIBIT F FORM OF TENANT ESTOPPEL (“Tenant”) hereby certifies as follows: 1. The undersigned is the Tenant under that certain Lease dated (as amended and supplemented by the following instruments: _______________________________________________________ _______________________________________________________ _______________________________________________________ (collectively, the “Lease”), between TNP SRT PORTFOLIO II, LLC a Delaware limited liability company (“Landlord”) as landlord and Tenant covering a portion of the property known as Florissant Marketplace located at _____ N. Lindbergh Blvd., Florissant, MO 63031 (the “Property”). There are no amendments, modifications or supplements to the Lease, whether oral or written, except for those set forth in this Section 1. 2. Pursuant to the Lease, Tenant has leased approximately ______ rentable square feet of space (the “Premises”) at the Property. The term of the Lease terminates on . 3. As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease. a. The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [_____] per month. b. Percentage rent (“Percentage Rent”), if any, due under the Lease has been paid through [ ] and the amount of Percentage Rent for [ ] was [ ]. c. Estimated common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease are currently in the amount of $ per month. d. Tenant has paid to Landlord a security deposit of $ (none, if no figure inserted). 4. No prepayments of rentals due under the Lease have been made for more than one month in advance. 5. Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property, except as follows (if none, so state): [ ]. Purchase and Sale Agreement Exhibit F – Form of Tenant Estoppel Page 1 of 3 963039.6

6. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): [ ]. 7. To the best of Tenant’s knowledge, Landlord is not in material default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises. 8. There are no current offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant applicable to the portion of the term of the Lease arising from and after the date hereof, except as follows: . 9. Tenant has not subleased or allowed any third party to occupy any part of the Premises. 10. Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): . 11. None of the following have been done by, against, or with respect to Tenant: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of the property of Tenant generally; or (c) an assignment for the benefit of creditors generally. There are no actions, voluntary or otherwise, pending or, to the best knowledge of the Tenant, threatened against the Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction. This certificate is given to ______________________, a ____________________ ( “Buyer”), with the understanding that Landlord, Buyer and Buyer’s lenders, successors and assigns will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part. The individual signing this certificate on behalf of Tenant represents and warrants that they are duly authorized to sign this certificate and bind Tenant. [Signature on following page] Purchase and Sale Agreement Exhibit F – Form of Tenant Estoppel Page 2 of 3 963039.6

TENANT: Printed name of Tenant (exactly as appears on Lease) By: Print Name: Print Title: Date: Purchase and Sale Agreement Exhibit F – Form of Tenant Estoppel Page 3 of 3 963039.6

EXHIBIT G FORM OF TENANT ESTOPPEL (SAMPLE) Purchase and Sale Agreement Exhibit G – Form of Seller Estoppel Page 1 of 4 963039.6

Purchase and Sale Agreement Exhibit G – Form of Seller Estoppel Page 2 of 4 963039.6

Purchase and Sale Agreement Exhibit G – Form of Seller Estoppel Page 3 of 4 963039.6

Purchase and Sale Agreement Exhibit G – Form of Seller Estoppel Page 4 of 4 963039.6

EXHIBIT H FORM OF SELLER ESTOPPEL Dated: Re: Lease Pertaining to Florissant Marketplace (the “Project”) Ladies and Gentlemen: The undersigned (“Seller”), in place of ____________________________ (“Tenant”) states and declares as follows, in each instance, to the Actual Knowledge of Seller (as defined in that certain Purchase and Sale Agreement by and between Seller and ________________ (“Buyer”) dated as of ________, 2018 (the “Purchase Agreement”). This Seller Estoppel shall survive the Closing of Buyer’s acquisition of the Property for a period of six (6) months from the Closing. Capitalized terms used herein but not defined herein shall have the meaning given to such terms in the Purchase Agreement. 1. Tenant is the tenant under that certain Lease dated (as amended and supplemented by the following instruments: _______________________________________________________ _______________________________________________________ _______________________________________________________ (collectively, the “Lease”), between TNP SRT PORTFOLIO II, LLC a Delaware limited liability company (“Landlord”) as landlord and Tenant covering a portion of the property known as Florissant Marketplace located at _____ N. Lindbergh Blvd., Florissant, MO 63031 (the “Property”). There are no amendments, modifications or supplements to the Lease, whether oral or written, except for those set forth in this Section 1. 2. Pursuant to the Lease, Tenant has leased approximately ______ rentable square feet of space (the “Premises”) at the Property. The term of the Lease terminates on . 3. As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease. a. The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [_____] per month. b. Percentage rent (“Percentage Rent”), if any, due under the Lease has been paid through [ ] and the amount of Percentage Rent for [ ] was [ ]. c. Estimated common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease are currently in the amount of $ per month. Purchase and Sale Agreement Exhibit H – Form of Seller Estoppel Page 1 of 3 963039.6

d. Tenant has paid to Landlord a security deposit of $ (none, if no figure inserted). 4. No prepayments of rentals due under the Lease have been made for more than one month in advance. 5. Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property, except as follows (if none, so state): [ ]. 6. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): [ ]. 7. Landlord is not in material default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises. 8. There are no current offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant applicable to the portion of the term of the Lease arising from and after the date hereof, except as follows: . 9. Tenant has not subleased or allowed any third party to occupy any part of the Premises. 10. Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): . 11. None of the following have been done by, against, or with respect to Tenant: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of the property of Tenant generally; or (c) an assignment for the benefit of creditors generally. There are no actions, voluntary or otherwise, pending or, to the best knowledge of the Tenant, threatened against the Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction. This certificate is given to ______________________, a ____________________ (“Buyer”), with the understanding that Buyer and Buyer’s lenders, successors and assigns will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part. The individual signing this certificate on behalf of Tenant represents and warrants that they are duly authorized to sign this certificate and bind Tenant. If Seller is later able to deliver to Buyer a Tenant Estoppel from any Tenant as to which Seller has provided a Seller Estoppel, the Seller Estoppel shall be and become null and void as to each statement of fact or representation that is substantially identical to a similar fact or representation in the Tenant Estoppel, and to the extent the Tenant Estoppel covers in all material respects the information covered in the Seller Estoppel, the Seller Estoppel as to such Tenant shall become null and void. Purchase and Sale Agreement Exhibit H – Form of Seller Estoppel Page 2 of 3 963039.6

[Signature on following page] Purchase and Sale Agreement Exhibit H – Form of Seller Estoppel Page 3 of 3 963039.6

EXHIBIT I FORM OF SELLER’S TITLE AFFIDAVIT Date: _________, 201_ Commitment Number: ___________ (the “Commitment”) To the actual knowledge of TNP SRT Portfolio II, LLC, a Delaware limited liability company (“Company”), the following is hereby certified to _________________ Title Insurance Company (“Title Company”) with respect to the land described in the above Commitment. 1. The undersigned is the _________________ of the Company. 2. There have been no: a. Bankruptcy proceedings involving the Company or dissolution proceeding involving the Company during the time the Company had any interest in the premises described in Exhibit A (“Land”), except as follows: ___________________. b. Tax liens filed against the Company, except as follows: ; c. Unsatisfied judgments of record against the Company, nor any actions pending in any courts, which affect the Land, except as follows: . 3. There has/have been no labor or materials furnished to the Land at the request of the Company in the past 180 days and there are no plans for any labor or materials to be furnished to the Land at the request of the Company, except as follows: . 4. There are no unrecorded contracts, leases, easements or other agreements or interest relating to the Land except the leases shown on the rent roll attached hereto as Exhibit B, which the undersigned certifies is a true and correct copy of the Company’s rent roll, except as follows: . 5. There are no persons in possession of any portion of the Land other than pursuant to a recorded document except tenants pursuant to the leases shown on the rent roll attached hereto as Exhibit B, except as follows: . 6. There are no encroachments or boundary line questions affecting the Land of which the undersigned has knowledge, other than as shown on any survey delivered to the Title Company for purposes of issuance of an ALTA Owner’s Policy, except as follows: . Affiant makes this Affidavit for the purpose of inducing ______________ Title Insurance Company to issue its policy of title insurance to ___________________________, a ____________________________ (“Purchaser”) and Purchaser’s lender, ________________________, a __________________ (“Lender”). This Affidavit may be relied on solely by __________________ Title Insurance Company in connection with the issuance of title policies to Purchaser and Lender, and does not constitute or contain representations, warranties or statements on which Purchaser or Lender may rely. Purchase and Sale Agreement Exhibit I – Form of Seller’s Title Affidavit Page 1 of 2 963039.6

The term “Actual Knowledge” of the undersigned, or references to the “knowledge” of the undersigned means the current, actual knowledge of _______________ as of the date of this affidavit, upon due inquiry but without imputation of matters of record or constructive knowledge. The undersigned represents that _________________ is the person most likely to have current, actual knowledge of the matters described in this affidavit. By: Name: Title: [of _____________________, a _________________, Manager/Member of the Company] Purchase and Sale Agreement Exhibit I – Form of Seller’s Title Affidavit Page 2 of 2 963039.6

Exhibit A Land Description Real property in the City of _______________, County of _____________, State of ___________________, described as follows: Purchase and Sale Agreement Exhibit H – Form of Seller’s Title Affidavit Exhibit A – Land Description 963039.6

Exhibit B Rent Roll (See following pages) Purchase and Sale Agreement Exhibit H – Form of Seller’s Title Affidavit Exhibit B – Rent Roll 963039.6

ADDENDUM I DEFINITIONS Terms used in this Agreement shall have the meanings set forth below: 1. 2018 Stub Reconciliation. As defined in Section 7(d)(v) of the Agreement. 2. Actual Knowledge of Buyer (or Buyer’s Actual Knowledge.) The knowledge of any Responsible Individual of Buyer, without duty of inquiry; provided that so qualifying Buyer’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Buyer herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Buyer or such Responsible Individual do not have but could have obtained through further investigation or inquiry. 3. Actual Knowledge of Seller (or Seller’s Actual Knowledge.) The knowledge of any Responsible Individual of Seller, without duty of inquiry; provided that so qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Seller herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Seller or such Responsible Individual do not have but could have obtained through further investigation or inquiry. 4. Additional Rents. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation, percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of Expenses, maintenance escalation rents or charges, cost of living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease. 5. Affiliate. Any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person, or any successor to a Person owned by the Persons controlling the predecessor to such successor. An affiliate of a Person includes any officer, director, managing member, member or general partner, and any record or beneficial owner of more than 10% of any class of ownership interests in such Person. 6. Agreement. This Agreement between Seller and Buyer, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference. 7. Approval Date. The Business Day on or prior to the end of the Due Diligence Period on which Buyer delivers its Approval Notice to Seller. 8. Approval Notice. Buyer’s notice delivered to Seller (if at all) under Section 4(l) of the Agreement. Purchase and Sale Agreement Addendum I – Definitions Page 1 of 7 963039.6

9. Assignment of Leases. An Assignment and Assumption of Leases in the form attached to this Agreement as Exhibit B. 10. Assignment of Service Contracts and Warranties. An Assignment and Assumption of Warranties and Other General Intangibles in the form attached to this Agreement as Exhibit D. 11. Bill of Sale. A Bill of Sale in the form attached to this Agreement as Exhibit C. 12. Business Day. Any day other than a Saturday, Sunday or holiday on which national banks located in California, New York or Missouri, are authorized or required by law to close for business. 13. Buyer. The “Buyer” in the preamble to this Agreement. 14. Buyer’s Agents. The employees, agents, contractors, consultants, officers, directors, representatives, managers and members of Buyer or its Affiliates, and such other Persons as are acting under the direction of, or on behalf of, Buyer or any Affiliate of Buyer. 15. Buyer’s Broker. None. 16. Buyer Closing Conditions. Conditions precedent to Buyer’s obligation to consummate this transaction, as set forth in Section 5(a). 17. Cash. Immediately available funds to be paid by Buyer at the Closing, as provided in the Section entitled “Consideration”. 18. Closing. The delivery of the Deed and the other documents required to be delivered hereunder and the payment of the Consideration. 19. Closing Date. Thirty-five (35) days after Buyer’s delivery of an Approval Notice; provided, however, the Parties shall have a one-time right to extend the Closing Date by an additional ten (10) days upon written notice delivered by either Party to the other Party no later than three (3) Business Days prior to the initial, scheduled Closing Date. The exercise by either Party of such right to extend the Closing Date shall terminate any further or other right by either Party to extend the Closing Date. 20. Consideration. The total consideration to be paid by Buyer to Seller as described in the Section entitled “Consideration.” 21. Contracts. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property. Purchase and Sale Agreement Addendum I – Definitions Page 2 of 7 963039.6

22. Creditors’ Rights Laws. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity. 23. Day. The term “day” used herein and not capitalized means a calendar day. 24. Deed. A deed in the form attached to this Agreement as Exhibit A. 25. Due Diligence Materials. The materials described in Schedule 1 to this Agreement. 26. Due Diligence Period. A period of time commencing on the later to occur of (i) the Effective Date or (ii) the date on which the Due Diligence Documents are uploaded into an electronic data room and Buyer is given access codes to such data room, and ending at 5:00 p.m., California time, on the date that is thirty-five (35) days after the Effective Date. 27. Earnest Money. The aggregate of the Initial Earnest Money Deposit and Remaining Earnest Money Deposit. 28. Effective Date. The date set forth in the preamble to this Agreement. 29. Environmental Laws. All federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials. 30. Environmental Reports. All environmental reports and investigations relating to the Property which are available to Seller, which are listed on Schedule 4 to this Agreement. 31. Existing Lender. Keybank National Association (as agent for the Lenders). 32. Expenses. All operating expenses normal to the operation and maintenance of the Property, including without limitation: Property Taxes; current installments of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; and permits, licenses and inspection fees. Expenses shall not include expenses which are of a capital nature. 33. Expense Reimbursement. That amount necessary to reimburse Buyer for all of its out-of- pocket, third-party costs and expenses related to the transactions contemplated by this Agreement, including, without limitation, to consultants and for third-party reports, for legal fees incurred in connection with negotiating and entering into a letter of intent, non- disclosure agreement, or other preliminary document, and this Agreement, up to a maximum, in the aggregate, of Seventy-Five Thousand and No/100ths Dollars ($75,000). 34. Fixed Rents. The fixed periodic payments under any Lease. 35. General Intangibles. All general intangibles relating to design, development, operation, management and use of the Real Property; all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained Purchase and Sale Agreement Addendum I – Definitions Page 3 of 7 963039.6

from any governmental authority or other person in connection with the development, use, operation or management of the Real Property; all engineering reports, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of Seller’s right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property. 36. Hazardous Materials. Any substance which is (a) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, toxic substance, pollutant or contaminant under any federal or state law or regulation, (b) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (c) PCBs, (d) asbestos or asbestos-containing products, (e) a flammable explosive, (f) an infectious material, (g) a radioactive material, (h) a carcinogenic, or (i) a reproductive toxicant. 37. Improvements. All buildings, parking lots, parking garages, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by Seller and constitute realty under the laws of the state in which the Land is located. 38. Initial Earnest Money Deposit. The initial earnest money deposit paid by Buyer pursuant to the Section entitled “Consideration,” in the amount(s) of One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00). 39. Land. The land described in Schedule 2 to this Agreement, together with all appurtenances thereto, including without limitation easements and mineral and water rights. 40. Laws. All Environmental Laws, zoning and land use laws, and other local, state and federal laws and regulations applicable to the Property, the Parties, and/or the transactions contemplated by this Agreement. 41. Leases. The leases for the Tenants listed in the Rent Roll, together with any leases of all or any portion of the Real Property executed between the Effective Date and the Closing Date, and all amendments and modifications thereof. 42. Leasing Commission. Commissions payable to brokers or other Persons in connection with leasing space in the Property and for which the landlord is obligated under any Lease, or for which Seller is obligated under any agreement made by Seller with any such Person. 43. Major Loss. Any damage or destruction to, or condemnation of, any Real Property as to which the cost to repair, including repair obligations under the Leases, or the value of the portion taken, as the case may be, exceeds Three Hundred Fifty Thousand and No/100ths Dollars ($350,000.00). Purchase and Sale Agreement Addendum I – Definitions Page 4 of 7 963039.6

44. Major Tenants. Schnucks, Gold’s Gym and Pet Supplies Plus. 45. Material Damage Ceiling. Damage in the aggregate of Three Hundred Thousand and No/100ths Dollars ($300,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or covenant (on a cumulative basis and not per occurrence) by Seller hereunder. 46. Material Damage Floor. Damage in excess of Fifteen Thousand and No/100ths Dollars ($15,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or covenant (on a cumulative basis and not per occurrence) by Seller hereunder. 47. Minor Loss. Damage or destruction to, or condemnation of, any Real Property that is not a Major Loss. 48. Minor Tenants. Tenants other than the Major Tenants. 49. Monetary Liens. As defined in the Section entitled “Approval of Title.” 50. New Exception. An exception to title to the Real Property that is not (i) included in or referenced in any preliminary report delivered to Buyer prior to the Approval Date, or in any exception document delivered to Buyer by the Title Company prior to the Approval Date, (ii) disclosed to Buyer in any of the Due Diligence Materials, (iii) shown on or referenced in the Survey, (iv) caused by Buyer or any of Buyer’s Agents, or (v) previously approved in writing by Buyer or any of Buyer’s Agents. 51. Non-Refundable Payment. See Section 3(b). 52. Parties. Buyer and Seller. 53. Percentage Rents. Rents under any Lease based on a percentage of Tenant revenue, sales or income, or on the performance of the business of any Tenant. 54. Permitted Exceptions. The Leases and the exceptions to title approved by Buyer during the Due Diligence Period, pursuant to the title review procedure set forth in the Agreement. 55. Person. An individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture or governmental authority. 56. Personal Property. All of Seller’s right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property. 57. Physical Testing. Any physically intrusive, invasive or destructive testing or investigation (however characterized) of, on or under the Property or any portion or part thereof, for the presence or absence of Hazardous Materials, or for other purposes, including, without limitation, by (i) taking, sampling or testing groundwater or soils, (ii) air quality sampling or testing, or (iii) probing, cutting, penetrating, removing or otherwise disturbing any interior Purchase and Sale Agreement Addendum I – Definitions Page 5 of 7 963039.6

or exterior feature of the Land or Improvements in order to sample, test, observe or monitor normally inaccessible areas, components, features or systems. 58. Property. The Real Property, the Leases, the Personal Property, the General Intangibles, and the Contracts (excluding Contracts to be terminated by Seller pursuant to this Agreement). 59. Property Taxes. As defined in Section 7(c)(ii)(c), entitled “Property Taxes.” 60. Real Property. The Land and Improvements. 61. Remaining Earnest Money Deposit. The additional earnest money deposit(s) paid by Buyer on or after the Approval Date pursuant to the Section entitled “Consideration”, in the amount of One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00). 62. Rent Roll. The list of each of the Tenants under Leases as of the date of this Agreement, attached to this Agreement as Schedule 5. 63. Rents. Fixed Rents and Percentage Rents. 64. Required Tenants. The Major Tenants and, in addition, Minor Tenants which in the aggregate occupy fifty percent (50%) of the rentable area of the Property occupied by all Minor Tenants. 65. Responsible Individuals. With respect to Buyer: ________________; and with respect to Seller: Alan Shapiro. 66. Seller. The “Seller” in the preamble to this Agreement. 67. Seller Related Party. Seller, any Affiliate of Seller, and any of its or their respective shareholders, partners, members, managers, officers, directors, employees, contractors, agents, attorneys or other representatives of Seller. 68. Seller’s Broker. CBRE, Inc. 69. Seller Closing Conditions. Conditions precedent to Seller’s obligation to consummate this transaction, as set forth in Section 5(b). 70. Seller Estoppel. As defined in Section 8(b). 71. Service Contracts. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like. 72. SNDA. As defined in Section 8(d). Purchase and Sale Agreement Addendum I – Definitions Page 6 of 7 963039.6

73. Survey. That certain Land Title Survey of the Property delivered to Buyer with the Due Diligence Materials. 74. Tenant(s). Tenants under the Leases and listed on the Rent Roll. 75. Tenant Estoppel(s). Estoppel certificates in the form of Exhibit F or Exhibit G to this Agreement, which was approved and accepted by Seller’s Existing Lender in connection with its 2017 financing of the Property, or such other form as may be prescribed in the Tenant Lease or otherwise permitted under this Agreement, in accordance with the Section entitled “Tenant Estoppel(s).” 76. Tenant Improvement Allowances. Tenant improvement allowances and/or tenant improvement costs which the landlord is responsible to pay to a Tenant or reimburse to a Tenant under its Lease. 77. Title Company. First American Title Insurance Company – National Commercial Services, at its office located at 2755 Campus Drive, Suite 125, San Mateo, CA 94403; Attention: Erwin J. Broekhuis, Commercial Escrow Officer, (650) 356-1729 (direct), email ebroekhuis@firstam.com. 78. Title Policy. An owner’s standard coverage ALTA title policy, issued by Title Company in the amount of the Consideration, showing title vested in Buyer subject only to the Permitted Exceptions. 79. Transaction Documents. The Deed, Bill of Sale, Assignment of Service Contracts and Warranties, Assignment of Leases, and any and all other agreements entered into by the Parties in connection with the Closing. Purchase and Sale Agreement Addendum I – Definitions Page 7 of 7 963039.6

ADDENDUM II SELLER’S REPRESENTATIONS AND WARRANTIES Seller hereby represents and warrants to Buyer as follows: A. Organization and Authorization 1. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the state of where the Property is located. 2. Seller has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Seller which are to be delivered to Buyer at Closing have been duly executed and delivered by Seller and are or at the time of Closing will be the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding. 3. The individuals and entities executing this Agreement and the instruments referenced herein on behalf of Seller and its constituent entities, if any, have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof. 4. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Seller’s organizational documents or to Seller’s Actual Knowledge any statute, regulation or rule, or, to Seller’s Actual Knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on Seller. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it. B. Title Matters 1. Possession; No Transfers. There are no adverse or other parties in possession of the Property, or any part thereof, with the consent of Seller except Seller and Tenants. Seller has not granted to any Person any license, easement, lease, or other right relating to the use or possession of the Property or any part thereof, except Tenants or as set forth in the matters shown of record. Purchase and Sale Agreement Addendum II – Seller’s Representations and Warranties Page 1 of 5 963039.6

C. Property Condition, Use and Compliance 1. Compliance with Laws. Except as disclosed in the Due Diligence Materials or set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, Seller has not received written notice that the use or operation of the Property is in violation of any applicable Laws. 2. No Regulatory Proceedings. Except as set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, Seller has not received any written notice of any condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, or are planned to be instituted, which directly identify any of the Property, nor has Seller received written notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which any Seller becomes aware prior to Closing. 3. Environmental Matters. To the Actual Knowledge of Seller and except as set forth in the Due Diligence Materials, there are no Hazardous Materials on or under the Property in violation of Environmental Laws or which would require remediation or mitigation under Environmental Laws. D. The Leases 1. Rent Roll. The Rent Roll attached hereto completely and accurately reflects the material terms and conditions of all Leases affecting the Property in all material respects as of its date. Except as disclosed on the Rent Roll, to the Actual Knowledge of Seller, there are no other Tenants at the Property, and no Rents under any Lease have been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. 2. Security Deposits. The Rent Roll sets forth all cash security deposits held by Seller under the Leases. Seller has not received from any Tenant or any other Person written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Tenant Estoppels. The only letter of credit delivered as security under any Lease, for Gold’s Gym, terminates without requirement for renewal or replacement, on October 14, 2018. 3. Leases. Except as disclosed in the Due Diligence Materials or set forth in Schedule 6 to this Agreement: (i) the Leases set forth on the Rent Roll have not been modified or amended except as set forth on the Rent Roll; (ii) Seller has provided to Buyer complete copies of all of such Leases identified on the Rent Roll; (iii) to Seller’s Actual Knowledge, Seller is not in default under any such Lease and no Tenant has delivered written notice to Seller of a default on the part of Seller under its Lease, (iv) to Seller’s Actual Knowledge, no Tenant is in default under any such Lease, (v) no Tenant has asserted any defense or set-off against the payment of rent in connection with its Lease or has contested any tax, operating cost or other escalation payments or occupancy charges payable under its Lease, (vi) the Leases delivered to Buyer by Seller are all the Lease documents and/or occupancy Purchase and Sale Agreement Addendum II – Seller’s Representations and Warranties Page 2 of 5 963039.6

agreements with respect to the Property in Seller’s possession or control, and are true and complete copies of the Leases, and from and after August 2013, there are no oral understandings or side agreements by Seller with any tenant of the Property that has not been reduced to a writing, and which is not set forth among the Leases, and no amendment, modification or supplement of any kind of such Leases exist, other than as specified in the Due Diligence Materials, (vii) each of the existing Tenants are current in the payment of rent and common area maintenance charges in accordance with their respective Leases, unless otherwise stated as a delinquency in Schedule 6 hereto, (viii) the rent and additional rent set forth in the Rent Roll is currently being billed to the Tenants, (ix) the existing Tenants, to Seller’s actual knowledge, as of the date hereof have not assigned their Leases or sublet any part of their leased premises, and (x) no Tenants are entitled to any allowances or free rent for any period after the Closing. The landlord under each Lease is not obligated to complete or pay for any improvements, or to advance any tenant allowance, except for improvements and allowances fully paid for or advanced prior to the Effective Date and except as disclosed in the Leases, and there are no leasing commissions due and payable for any tenants shown on the Rent Roll. To the extent Buyer is delivered and accepts a Tenant Estoppel as to any Lease, and the terms of such Tenant Estoppel address in substance the substance of all or any part of Seller’s representations and warranties in this subsection D and its subparts, such representation and warranties of Seller shall, to the extent covered by the substance of such Tenant Estoppel, be superseded and replaced and shall be of no force or effect with respect to such Lease and Tenant. E. Other Matters 1. No Litigation. Except as set forth on Schedule 6 to this Agreement there is no litigation pending or, to Seller’s Actual Knowledge, threatened: (i) against Seller or the Property that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of such Seller to perform its obligations under this Agreement; or (ii) by Seller against any Tenant. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware before Closing. 2. No Contracts for Improvements. Except in connection with any new leases executed after the Effective Date and prior to Closing, at the time of Closing there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics’ and materialmen’s liens arising from any labor or materials furnished to the Property prior to the time of Closing under contracts for such labor or materials made by Seller. 3. Exhibits and Schedules. The Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein, provided, however, that as set forth in more detail in the Agreement, Seller makes no representation or warranty as to the completeness or accuracy of any materials contained in the Schedules that have been prepared by third parties unrelated to Seller. Purchase and Sale Agreement Addendum II – Seller’s Representations and Warranties Page 3 of 5 963039.6

4. Seller Not a Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code. 5. Patriot Act. Seller is not, nor is any person who owns a controlling interest in or otherwise controls Seller, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC, Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any OFAC Laws and Regulations; or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under any Executive Orders. Neither Seller nor any of its principals or affiliates is (x) a person or entity with which Buyer is prohibited from dealing or otherwise engaging in any transaction by any Anti- Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Seller, neither Seller nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. 6. Seller’s Due Diligence Materials. To the Actual Knowledge of Seller, the Due Diligence Materials delivered to Buyer pursuant to this Agreement are complete, true and correct copies of the Due Diligence Materials in Seller’s possession. 7. As of the Effective Date, Seller has no actual knowledge that any Major Tenant intends to cease operations from the Property or that it intends to file for bankruptcy protection from its creditors. 8. Seller has no employees at the Property and is not a party to any collective bargaining agreement. F. Miscellaneous 1. Timeliness of Representations and Warranties. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing. 2. Materiality Limitation. Buyer shall not be entitled to any right or remedy for any inaccuracy in or breach of any representation, warranty or covenant under this Agreement or any conveyance document unless the amount of damages proximately caused thereby exceeds the Material Damage Floor, and in no event shall the damages for which Seller is liable hereunder for any such inaccuracies or breaches exceed in the aggregate the Material Damage Ceiling. Purchase and Sale Agreement Addendum II – Seller’s Representations and Warranties Page 4 of 5 963039.6

3. Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective Parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective Parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of six (6) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of six (6) months. Any claim for breach of a representation and warranty given hereunder must be filed and served within such six (6) month period, or be deemed waived and released. Purchase and Sale Agreement Addendum II – Seller’s Representations and Warranties Page 5 of 5 963039.6

SCHEDULE 1 FLORISSANT MARKETPLACE DUE DILIGENCE MATERIALS  ALTA Survey  o ALTA/NSPS Land Title Survey prepared by American National dated October 30, 2017   CAM Recs (Cam, Insurance & Taxes)  o 2017 CAM Recovery Schedules  o 2016 CAM Recovery Schedules  o 2015 CAM Recovery Schedules  o 2014 CAM Recover Schedules   Certificates of Occupancy   Easement and Restrictions  o Commerce Bank  . Easement and Restriction Agreement dated November 15, 2002  o Wendy’s  . Reciprocal Easement Agreement dated September 19, 2002   Environmental  o Phase I Environmental Site Assessment Report prepared by NDDS, dated June 6, 2017  o Phase I Environmental Site Assessment prepared by Gabion, dated April 18, 2012  o Department of the Army letter dated May 3, 2017  o Department of the Army letter dated August 15, 2016  o Department of the Army letter dated August 5, 2016  o Department of the Army letter dated January 15, 2016   Leases  o Automobile Club of Missouri dba AAA  . Lease Agreement dated October 29, 2007  . First Amendment to Lease dated April 1, 2010  . Second Amendment to Lease dated December 12, 2017  o Bandana’s Missouri, L.L.C., dba Bandana’s Bar‐B‐Q  . Lease Agreement dated June 17, 2002  . First Amendment to Lease dated November 6, 2012  . Lease Commencement Memorandum dated May 20, 2013  . Second Amendment to Leases dated April 18, 2017  . Assignment and Assumption Agreement dated July 1, 2003  . Consent letter from Schnucks dated January 8, 2018  o Buff Enterprises, L.L.C., dba Supplement Store  . Retail Lease dated November 1, 2011  Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 1 of 3 963039.6

. First Amendment to Lease dated April 25, 2017  o Gold’s Gym International, Inc  . Lease dated April 18, 2006  . Gold’s Gym letter dated October 1, 2007  . Memorandum of Lease dated November 9, 2007  o Holtzman Enterprises, Inc., dba Great Clips  . Lease dated November 1, 2001  . First Amendment to Lease dated April 12, 2012  . Second Amendment to Lease dated February 28, 2017  o Emily M. Chau  . Lease dated May 23, 2002  . Commencement Agreement dated November 1, 2002  . First Amendment to Florissant Marketplace Lease Agreement dated July 20,  2007  . Second Amendment to Lease dated April 12, 2012  . Third Amendment to Lease dated April 25, 2017  . Assignment of Lease Agreement dated December 1, 2010  . Landlord Consent to Assignment of Lease dated December 1, 2010  o D‐K Enterprises of Fordland, LLC dba Papa Murphy’s  . Retail NNN Lease dated August 13, 2008  . Guaranty of Lease dated August 11, 2008  . Amendment to Lease dated August 17, 2009  . Second Amendment to Lease dated September 10, 2015  . Consent letter from Schnucks dated January 8, 2018  o Maxem Inc., dba Plato’s Closet  . Retail Lease Agreement dated April 13, 2010  . First Amendment to Lease dated October 30, 2015  o Quest Diagnostics Clinical Laboratories, Inc.  . Retail Lease dated February 25, 2016  . Notice of Lease Term Dates dated March 2, 2016  o Schnuck Markets, Inc  . Lease Agreement dated November 26, 2001  o Sprint Spectrum L.P.  . Lease Agreement dated July 19, 2002  . Lease Extension Agreement dated May 2, 2007  . Lease Extension Agreement dated June 15, 2008  . Exercise of renewal dated August 5, 2008  . Exercise of renewal dated July 23, 2013  . Assignment of Lease dated May 1, 2015  . Agreement dated June 2, 2017  Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 2 of 4 963039.6

o SVS Vision  . Lease dated August 4, 2003  . Amendment to Lease dated November 3, 2008  . Second Amendment to Lease dated April 1, 2012  . Third Amendment to Lease dated March 2, 2017  . Assignment and Assumption of Lease, Landlord’s Consent and Fourth  Amendment to Lease dated April 30, 2018  . Sublease Agreement dated April 4, 2018  . Guaranty dated April 4, 2018    o Weight Watchers North America, Inc, dba Weight Watchers  . Retail Lease Agreement dated August 6, 2010  . Lease Commencement Acknowledgement dated October 5, 2010  . First Amendment to Lease dated November 30, 2015  . Ownership Change Letter dated May 21, 2012  . Letter dated September 27, 2016  . Letter dated November 6, 2012  . Property Management Change Letter dated August 16, 2013  o GSR Restaurants MO, LLC dba Wingstop  . Lease dated August 5, 2002  . Commencement Agreement dated January 21, 2003  . First Amendment to Lease dated October 3, 2007  . Second Amendment to Lease and Assignment of Lease dated January 25, 2012  . Third Amendment to Lease dated August 4, 2016  . Consent letter from Schnucks dated January 8, 2018   Operating Statements  o Operating Statement as of December 31, 2014  o Operating Statement as of December 31, 2015  o Operating Statement as of December 31, 2016  o Operating Statement as of December 31, 2017   Property Taxes  o Locator No. 08K220204 for 2014  o Locator No. 08K220204 for 2015  o Locator No. 08K220204 for 2016  o Locator No. 08K220204 for 2017  o Locator No. 08K240961 for 2014  o Locator No. 08K240961 for 2015  o Locator No. 08K240961 for 2016  o Locator No. 08K240961 for 2017   Rent Roll  Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 3 of 4 963039.6

o Rent Roll dated September 1, 2018   Service Contracts  o Landscaping‐Brightview Landscapes LLC, dated March 3, 2017  o Yearly Fire Sprinkler Inspection‐Gateway Fire Protection, dated March 17, 2017  o Snow Removal‐BSR Services Inc., dated September 1, 2017  o Day Porter‐Corporate Maintenance Management Services, dated June 1, 2014  o Trash Removal‐Republic Services, dated October 3, 2017   Tenant Sales   Zoning  o Final Zoning Compliance Report prepared by Global Zoning, dated October 9, 2017   3 months Tenant invoices/statements Purchase and Sale Agreement Schedule 1 – Due Diligence Materials Page 4 of 4 963039.6

SCHEDULE 2 DESCRIPTION OF LAND PARCEL 1: LOTS 1A AND 1B OF FLORISSANT MARKET PLACE PLAT 2, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 354, PAGE 821 OF THE ST. LOUIS COUNTY, MISSOURI RECORDS. BEING ALSO THE LAND DESCRIBED AS: ALL OF LOT 1A AND LOT 1B OF FLORISSANT MARKET PLACE PLAT 2, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 354 PAGE 821 OF THE ST. LOUIS COUNTY RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT OF THE SOUTHEASTERLY LINE OF STATE HIGHWAY 67 (ALSO KNOWN AS LINDBERGH BLVD.), SAID POINT ALSO BEING ON THE NORTHERN CORNER OF LOT 3A OF FLORISSANT MARKET PLACE PLAT 2, AS RECORDED IN PLAT BOOK 354 PAGE 821 OF THE ST. LOUIS COUNTY RECORDS, SAID POINT MARKED BY A CHISELED CROSS IN A CONCRETE CURB FOUNT 0.19’ S. & 0.22’ E. THEREOF; COURSE 1: THENCE N. 40°51’15” E. 111.94’ TO A POINT REFERENCED BY A RIGHT OF WAY MARKER FOUND 0.60’ S. & 1.16’ E. THEREOF; COURSE 2: THENCE ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 43.50’, A LENGTH OF 12.04’, AND A CHORD BEARING N. 5°10’55” E. TO A POINT REFERENCED BY A ½ REBAR WITH CAP FOUND 0.67’ S. & 1.09’ E. THEREOF; COURSE 3: THENCE N. 40°51’15” E. 249.68’ TO A POINT REFERENCED BY A PK NAIL FOUND 0.12’ S. & 0.05’ E. THEREOF; COURSE 4: THENCE S. 49°8’45” E. 135.90’ TO A POINT REFERENCED BY A RAIL SPIKE FOUND 0.07’ S. & 0.03’ E. THEREOF; COURSE 5: THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 25.00’, A LENGTH OF 39.27’, AND A CHORD BEARING N. 85°51’11” E. TO A POINT REFERENCED BY A COTTON PICKER SPINDLE FOUND 0.16’ S. & 0.10’ E. THEREOF; COURSE 6: THENCE N. 40°51’15” E. 206.57’ TO A COTTON PICKER SPINDLE SET IN ASPHALT; COURSE 7: THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 20.00’, A LENGTH OF 31.42’, AND A CHORD BEARING N. 4°8’49” W. TO A COTTON PICKER SPINDLE; COURSE 8: THENCE N. 49°8’45” W. 140.89’ TO A POINT REFERENCED BY A COTTON PICKER SPINDLE FOUND 0.09’ S. & 0.05’ W. THEREOF; COURSE 9: THENCE N. 40°51’15” E. 45.42’ TO APPOINT REFERENCED BY A RAIL SPIKE WITH PUNCH FOUND 0.06’ N. & 0.03’ E. THEREOF; Purchase and Sale Agreement Schedule 2 – Description of Land Page 1 of 3 963039.6

COURSE 10: THENCE S. 49°8’45” E. 349.05’ TO A POINT REFERENCED BY A ½ REBAR WITH CAP FOUND 0.09’ N. & 0.01’ E. THEREOF; COURSE 11: THENCE N. 40°51’15” E. 374.63’ TO A POINT IN A STEEP BANKED EROSIVE GULLY; COURSE 12: THENCE S. 53°1’0” E. 343.12’ TO A POINT IN COLDWATER CREEK; COURSE 13: THENCE S. 40°51’53” W. 110.40’ TO A POINT IN COLDWATER CREEK; COURSE 14: THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 1432.40’, A LENGTH OF 1005.84’, AND A CHORD BEARING S. 20°45’2” W. TO A POINT REFERENCED BY A ½ INCH REBAR WITH CAP FOUND 10.79’ N. & 50.14’ W. THEREOF; COURSE 15: THENCE S. 0°37’53” W. 26.86’ TO A POINT REFERENCED BY A ½” REBAR WITH CAP FOUND 37.65’ N. & 49.84’ W. THEREOF; COURSE 16: THENCE N. 53°0’32” W. 175.08’ TO A POINT REFERENCED BY A ½W REBAR WITH CAP FOUND 0.01’ S. & 0.07’ W. THEREOF; COURSE 17: THENCE S. 36°59’28” W. 260.00’ TO A POINT REFERENCED BY A 1/2K REBAR FOUND 0.08’ W. THEREOF; COURSE 18: THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 65.00’, A LENGTH OF 55.92’, AND A CHORD BEARING N. 77°39’19” W. TO A POINT REFERENCED BY A REBAR WITH MARRED CAP FOUND BELOW THE PAVEMENT 0.12’ N. & 0.04’ W. THEREOF; COURSE 19: THENCE ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 50.00’, A LENGTH OF 43.01’, AND A CHORD BEARING N. 77°39’15” W. TO A RAIL SPIKE WITH PUNCH IN ASPHALT FOUND 0.27’ N. & 0.04’ E. THEREOF; COURSE 20: THENCE N. 53°0’32” W. 572.23’ TO APPOINT REFERENCED BY A CHISELED CROSS 0.47’ S. & 0.97’ E. THEREOF; COURSE 21: THENCE N. 37°1’33” E. 367.17’ TO A COTTON PICKER SPINDLE SET IN ASPHALT; COURSE 22: THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 20.00’, A LENGTH OF 31.09’, AND A CHORD BEARING N. 7°30’27” W. TO A COTTON PICKER SPINDLE SET IN ASPHALT; COURSE 23: THENCE N. 52°2’28” W. 132.23’ TO A ½ INCH REBAR WITH CAP FOUND 0.19’ S. & 0.18’ E. THEREOF; COURSE 24: THENCE ALONG A CURVE TO THE LEFT WITH A RADIUS OF 60.00’, A LENGTH OF 63.03’, AND A CHORD BEARING N. 82°8’7” W. TO THE POINT OF BEGINNING. PARCEL 2: RECIPROCAL EASEMENT ACCORDING TO INSTRUMENT RECORDED IN BOOK 14157 PAGE 71 OF THE ST. LOUIS COUNTY, MISSOURI, RECORDS. PARCEL 3: RECIPROCAL EASEMENT ACCORDING TO INSTRUMENT RECORDED IN BOOK 14327 PAGE 1844 OF THE ST. LOUIS COUNTY, MISSOURI, RECORDS. PARCEL 4: Purchase and Sale Agreement Schedule 2 – Description of Land Page 2 of 3 963039.6

RECIPROCAL EASEMENT ACCORDING TO INSTRUMENT RECORDED IN BOOK 14913 PAGE 2217 OF THE ST. LOUIS COUNTY, MISSOURI, RECORDS. Purchase and Sale Agreement Schedule 2 – Description of Land Page 3 of 3 963039.6

SCHEDULE 3 ASSUMED SERVICE CONTRACTS [TO COME IN DILIGENCE] Purchase and Sale Agreement Schedule 3 – Assumed Service Contracts 963039.6

SCHEDULE 4 ENVIRONMENTAL REPORTS Phase I Environmental Site Assessment Report prepared by NDDS, dated June 6, 2017  Phase I Environmental Site Assessment prepared by Gabion, dated April 18, 2012  Department of the Army letter dated May 3, 2017  Department of the Army letter dated August 15, 2016  Department of the Army letter dated August 5, 2016  Department of the Army letter dated January 15, 2016      Purchase and Sale Agreement Schedule 4 – Environmental Reports 963039.6

SCHEDULE 5 RENT ROLL Purchase and Sale Agreement Schedule 5 – Rent Roll Page 1 of 8 963039.6

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SCHEDULE 6 EXCEPTIONS TO SELLER REPRESENTATIONS AND WARRANTIES None. Purchase and Sale Agreement Schedule 6 – Exceptions to Seller Representations and Warranties 963039.6